Exhibit 10
[EXECUTION COPY]

                                                         AMENDED AND RESTATED
                                                           CREDIT AGREEMENT

                                                                 among

                                                PROTECTIVE LIFE CORPORATION, PROTECTIVE
                                                        LIFE INSURANCE COMPANY

                                                     THE SEVERAL LENDERS FROM TIME
                                                         TO TIME PARTY HERETO
                                                             AMSOUTH BANK
                                                                  and
                                                    WACHOVIA CAPITAL MARKETS, LLC,
                                           as Joint Lead Arrangers and Co-Syndication Agents

                                                                  and

                                                             AMSOUTH BANK,
                                                        as Administrative Agent

                                                $200,000,000 Revolving Credit Facility

                                                       Dated as of July 30, 2004

AMENDED AND RESTATED
CREDIT AGREEMENT

        THIS AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 30, 2004 (“this Agreement”) is entered into by and among PROTECTIVE LIFE CORPORATION, a Delaware corporation (“PLC”), PROTECTIVE LIFE INSURANCE COMPANY, a Tennessee corporation (“PLICO”; PLC and PLICO are together referred to as the “Borrowers”), AMSOUTH BANK, an Alabama banking corporation (“AmSouth”), and the various lenders identified on the signature pages hereto (collectively, with all other persons that may from time to time hereafter become Lenders hereunder by execution of an Assignment and Acceptance, the “Lenders”), and AMSOUTH BANK, in its capacity, as Agent for the Lenders (the “Agent”).

RECITALS

    A.        PLC, the Lenders and AmSouth, as Agent for the Lenders, have heretofore entered into a Credit Agreement dated as of October 17, 2001 (the “Original Credit Agreement”) pursuant to which the Lenders agreed to make available to PLC a credit facility in the maximum principal amount of $200,000,000.

    B.        The Borrowers, the Lenders and the Agent wish to amend and restate the Original Credit Agreement in its entirety, as hereinafter set forth.

AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing recitals, and of the mutual agreement of the parties hereto, the Borrowers, the Lenders and the Agent agree as follows:

ARTICLE I

DEFINITIONS

      As used in this Agreement:

        “Adjusted Consolidated Indebtedness” means (i) Consolidated Indebtedness, less (ii) Short-Term Indebtedness for advance fundings of guaranteed investment contracts, annuities and other similar insurance and investment products.

        “Adjusted Consolidated Interest Expense” means, for any period of calculation, (i) Consolidated Interest Expense, less (ii) interest on Short-Term Indebtedness for advance fundings of guaranteed investment contracts, annuities and other similar insurance and investment products.

        “Adjusted Consolidated Net Worth” means at any date of determination, Consolidated Net Worth excluding all unrealized net losses and gains on assets held for sale pursuant to SFAS 115 and other accumulated comprehensive income pursuant to SFAS No. 133, to the extent such unrealized net losses and gains have been taken into account in determining Consolidated Net Worth.

        “Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

        “Agent” means AmSouth Bank in its capacity as agent for the Lenders pursuant to Article IX of this Agreement, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article IX hereof.

        “Agreement” means this Amended and Restated Credit Agreement (including all schedules and exhibits hereto), as it may be further amended or modified and in effect from time to time.

        “AmSouth” means AmSouth Bank, an Alabama banking corporation, in its individual capacity, and its successors and assigns.

        “Annual Statement” means the annual statutory financial statement of any Insurance Subsidiary required to be filed with the insurance commissioner (or similar authority) of its jurisdiction of incorporation, which statement shall be in the form required by such Insurance Subsidiary’s jurisdiction of incorporation or, if no specific form is so required, in the form of financial statements recommended by the NAIC to be used for filing annual statutory financial statements and shall contain the type of information recommended by the NAIC to be disclosed therein, together with all exhibits or schedules filed therewith.

        “Applicable Facility Fee,” “Applicable LIBOR Rate Margin,” and “Applicable Prime Rate Margin” mean, with respect to any Revolving Credit Loan, Letter of Credit and the facility fee, the rates per annum set forth opposite the appropriate test in the pricing grid below:

                                                         Prime Rate            LIBOR
                                                          Margin in          Margin in         Facility Fee in
                  S&P Rating of PLC                     Basis Points        Basis Points        Basis Points

  Tier 1 - Greater than or equal to A+                      0bps               25bps                      8.5bps

  Tier 2 - Greater than or equal to A                       0bps               30bps                        9bps

  Tier 3 - Greater than or equal to A-                      0bps               40bps                       10bps

  Tier 4 - Greater than or equal to BBB+                    0bps               50bps                     12.5bps

  Tier 5 - Greater than or equal to BBB-                    0bps               95bps                       20bps

  Tier 6 - Less than BBB-                                   20bps              120bps                      30bps

The Applicable Facility Fee, Applicable LIBOR Rate Margin and Applicable Prime Rate Margin shall be based on PLC’s current senior long-term unsecured debt rating as published by S&P and as determined by the above-referenced pricing grid. Changes in the Applicable Facility Fee and Applicable Prime Rate Margin shall become effective on the date on which the rating change was announced by S&P. Changes in the Applicable LIBOR Margin shall become effective at the end of the applicable Interest Period subsequent to the date on which the rating change was announced by S&P. As of the date of this Agreement, PLC is currently rated A by S&P and the Applicable LIBOR Rate Margin is therefor 30 basis points and the Applicable Facility Fee is therefor 9 basis points.

        “Article” means an article of this Agreement.

        “Assignment and Acceptance” means an Assignment and Acceptance in the form of Exhibit 9.2 (with blanks appropriately completed) delivered in connection with an assignment of a portion of a Lender’s interest under this Agreement pursuant to Section 9.2.

        “Authorized Officer” means any of the President, Chief Financial Officer, Chief Accounting Officer or any Vice President of the Borrowers, acting singly.

        “Borrowers” means collectively, PLC and PLICO, and their successors and assigns.

      “Borrowing Notice” is defined in Section 2.5.

        “Business Day” means any day on which Agent is open for the conduct of ordinary business; provided however, that when used in connection with determining the LIBOR Rate, the term “Business Day” shall exclude any day on which banks are not open for dealings in U.S. Dollar deposits in the London Interbank Market.

        “Capitalized Lease” of a Person means any lease of Property by such Person as lessee that would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

        “Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases that would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

        “Change in Control” means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 35% or more of the outstanding shares of voting stock of PLC.

        “Closing Date” means July 30, 2004.

        “Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

        “Consolidated Capitalization” means, at any date of determination, the sum of (i) Adjusted Consolidated Net Worth as at such date plus (ii) Adjusted Consolidated Indebtedness as at such time.

        “Consolidated Indebtedness” means the Indebtedness of PLC and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

        “Consolidated Interest Expense” means, for any period of calculation, interest expense, whether paid or accrued, of PLC and its Subsidiaries calculated on a consolidated basis in accordance with GAAP.

        “Consolidated Net Worth” means, at any date of determination, the amount of consolidated common shareholders’ equity of PLC and its Subsidiaries, determined as at such date in accordance with GAAP (or SAP, with respect to the Insurance Subsidiaries).

        “Consolidated Subsidiary” means, a Subsidiary, the accounts of which are customarily consolidated with those of PLC for the purpose of reporting to stockholders of PLC or, in the case of a recently acquired Subsidiary, the accounts of which would, in accordance with PLC’s regular practice, be so consolidated for that purpose.

        “Consolidated Total Assets” means, at any time, the total assets of PLC and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of PLC and its Consolidated Subsidiaries, prepared in accordance with GAAP.

        “Credit Documents” means, collectively, each writing delivered at any time by the Borrowers to Lenders or Agent relating to the Loans, the Swingline Loans, the Letters of Credit, any Hedge Agreement or to evidence or secure any of the Obligations.

        “Default” means an event described in Article VI.

        “Default Rate” means a rate of interest equal to two percentage points (200 basis points) in excess of the highest interest rate that would otherwise be payable on the principal amount of the Obligations under the Credit Documents from time to time in the absence of the existence of a default, or the maximum rate permitted by law, whichever is less.

        “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

        “ERISA Affiliate” means any Person that is a member of PLC’s controlled group, or under common control with PLC, within the meaning of Section 414 of the Code.

        “ERISA Event” means (i) the occurrence with respect to a Plan of a reportable event, within the meaning of Section 4034 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the PBGC, (ii) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (iii) the cessation of operations at a facility of PLC or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (iv) the withdrawal by PLC or an ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (v) the conditions set forth in Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of PLC or any ERISA Affiliate for failure to make a required payment to a Plan are satisfied; (vi) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (vii) the institution by the PBGC of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan.

        “GAAP” means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.1.

        “Governmental Authority” means the federal government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government including, without limitation, any board of insurance, insurance department or insurance commissioner.

        “Guaranteed Obligations” of a Person means all guaranties, endorsements, assumptions and other contingent obligations with respect to, or to purchase or to otherwise pay or acquire, Indebtedness of others.

        “Hedge Agreement” means any agreement between the Borrowers and any Lender now existing or hereafter entered into, which provides for an interest rate or commodity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross-currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging the Borrowers’ exposure to fluctuations in interest rates, currency valuations or commodity prices.

        “Indebtedness” of a Person means, without duplication, such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade), (iii) obligations, whether or not assumed, payable out of the proceeds or production from Property now or hereafter owned or acquired by such Persons, (iv) obligations evidenced by notes, acceptances or other similar debt instruments, (v) Capitalized Lease Obligations, (vi) obligations for reimbursement of drafts drawn or available to be drawn under letters of credit, (vii) Synthetic Lease Obligations and (viii) Guaranteed Obligations. It is understood and agreed, for the avoidance of doubt, that (a) annuities, guaranteed investment contracts, funding agreements and similar instruments and agreements, (b) obligations (including without limitation trust obligations) under reinsurance, coinsurance, modified coinsurance agreements or similar agreements and related trust agreements, and (c) insurance products created or entered into in the normal course of business shall not constitute “Indebtedness”. Notwithstanding the foregoing, Indebtedness shall not include: (1) the following obligations issued in connection with the funding of statutory reserves and with respect to which the Borrowers have no obligation to repay: (A) surplus notes or other obligations of Subsidiaries of the Borrowers (“Capital Market Notes”), (B) any securities backed by such Capital Market Notes, and (C) any guarantees by the issuers of the obligations described in (A) and (B) above, (2) any short-term indebtedness incurred for the pre-funding of anticipated policy obligations or anticipated investment cash flow, or (3) obligations that are not otherwise included in items (i) through (viii) of the definition of Indebtedness, but which would be classified as a liability on the Borrowers’ financial statements only by reason of FASB Interpretation No. 46.

        “Insufficiency” means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities as defined in Section 4001(a)(18) of ERISA.

        “Insurance Subsidiary” means any Subsidiary that is engaged in the insurance business.

        “Interest Payment Date” means, (i) as to Prime Rate Loans and Swingline Loans, the first day of each month, and (ii) as to any LIBOR Loan, the last day of the Interest Period applicable to such Loan.

        “Interest Period” means, as to any LIBOR Loan, the period commencing on (and including) the date of such LIBOR Loan and ending on (but excluding) the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2 or 3 months thereafter, as Borrowers may elect; provided, however, that (x) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, with respect to LIBOR Loans, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (y) no Interest Period with respect to any Loan shall end later than the Termination Date. Interest shall accrue from and including the first Business Day of an Interest Period to but excluding the last Business Day of such Interest Period.

        “Law” or “Laws” means all applicable constitutional provisions, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, and requirements of all Governmental Authorities.

        “Letters of Credit” has the meaning assigned in Section 2.16 of this Agreement.

        “Letter of Credit Documents” has the meaning assigned in Section 2.16.3 of this Agreement.

        “Letter of Credit Liabilities” has the meaning assigned in Section 2.16 of this Agreement.

        “Lender” means (a) AmSouth in its capacity as a Lender and each Person listed on the signature pages hereto and identified as a Lender and (b) each Person that becomes an Assignee pursuant to the provisions of Section 9.2.

        “LIBOR Liabilities” means deposit liabilities incurred through the London Interbank Market.

        “LIBOR Loan” means a Loan for which the Borrowers have elected application of an interest rate based on the LIBOR Rate.

        “LIBOR Rate” means, for any given Interest Period with respect to a given LIBOR Loan, the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term LIBOR Rate means, for any given Interest Period with respect to a given LIBOR Loan, the rate per annum appearing on Reuters Screen LIBOR Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBOR Page, the applicable rate shall be the arithmetic mean of all such rates.

        “LIBOR Rate Reserve Percentage” means the reserve percentage applicable during any Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for Lenders with respect to liabilities or assets consisting of or including LIBOR Liabilities having a term equal to such Interest Period.

        “License” means any license, certificate of authority, permit or other authorization required to be obtained from a Governmental Authority in connection with the operation, ownership or transaction of the insurance business.

        “Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement). Notwithstanding the foregoing, a Lien shall not include any such agreement or arrangement with respect to: (1) the following obligations issued in connection with the funding of statutory reserves and with respect to which the Borrowers have no obligation to repay: (A) surplus notes or other obligations of Subsidiaries of the Borrowers (“Capital Market Notes”), (B) any securities backed by such Capital Market Notes, and (C) any guarantees by the issuers of the obligations described in (A) and (B) above, (2) any short-term indebtedness incurred for the pre-funding of anticipated policy obligations or anticipated investment cash flow, or (3) obligations that are not otherwise included in items (i) through (viii) of the definition of Indebtedness, but which would be classified as a liability on the Borrowers’ financial statements only by reason of FASB Interpretation No. 46.

        “Loan” means and collectively refers to, loans advanced under the Revolving Credit Loan or, when the context so requires, advanced as a Swingline Loan.

        “Material Adverse Effect” means a material adverse effect on (i) the business, Property, condition (financial or otherwise), results of operations or prospects of the Borrowers and their Subsidiaries taken as a whole, (ii) the ability of the Borrowers to perform their obligations under the Credit Documents or (iii) the validity or enforceability of any of the Credit Documents or the rights or remedies of the Agent or the Lenders thereunder.

        “Maximum Lawful Amount” means the maximum lawful amount of interest, loan charges, commitment fees or other charges that may be assessed under Alabama law or, if higher, under applicable federal law.

        “Multiemployer Plan” means a “multiemployer plan” as defined in Section 3(37) of ERISA.

        “Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (i) is maintained for employees of PLC or an ERISA Affiliate and at least one Person other than PLC and its ERISA Affiliates or (ii) was so maintained and with respect to which PLC or an ERISA Affiliate could have liability under Section 4064 or 4049 of ERISA in the event such plan has been or were to be terminated.

        “NAIC” means the National Association of Insurance Commissioners or any successor thereto, or in lieu thereof, any other association, agency or other organization performing advisory, coordination or other like functions among insurance departments, insurance commissions and similar Governmental Authorities of the various states of the United States of America toward the promotion of uniformity in the practices of such Governmental Authorities.

        “Notes” means any of the Revolving Credit Notes and the Swingline Note.

        “Obligations” means the obligation of the Borrowers to Lenders to repay the Loans, the obligation of the Borrowers to the Swingline Lender to repay the Swingline Loans, and all other obligations of the Borrowers to Lenders and to Agent under this Agreement and the other Credit Documents, subject to the limitations regarding PLICO set forth in Section 2.19 of this Agreement.

        “PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto.

        “Permitted Liens” means: (i) with respect to the Synthetic Lease Facility, any of the following:

(a)	rights reserved to or vested in any Governmental Authority by the terms of any right, power, franchise, grant, license, permit or provision of law affecting the Synthetic Lease Facility to (1) terminate, or take any other action which has the effect of modifying, such right, power, franchise, grant, license, permit or provision of law; provided that such termination or other action, when taken, shall not have resulted in a loss event and shall not have had a Material Adverse Effect, or (2) purchase, condemn, appropriate or recapture, or designate a purchaser of, the Synthetic Lease Facility;

(b)	any Liens thereon for impositions or taxes and any Liens of mechanics, materialmen and laborers for work or services performed or materials furnished which (i) are not overdue, or (ii) are being contested in good faith;

(c)	rights reserved to or vested in any Governmental Authority to control or regulate the use of such Property or to use the Synthetic Lease Facility in any manner;

(d)	in the case of the Site, encumbrances, easements, and other similar rights existing which existence or exercise of which do not have a Material Adverse Effect; and

(e)	any Liens created under the operative documents relating to the Synthetic Lease Facility and any financing statements filed in connection therewith; and

(ii)	with respect to any other Property, any of the following:

(a)	Liens existing on the Closing Date of this Agreement securing Indebtedness outstanding on the Closing Date;

(b)	any Lien existing on any asset of (i) corporation or partnership at the time such corporation or such partnership becomes a consolidated Subsidiary of PLC, or (ii) Subsidiary at the time it becomes a Subsidiary, and in either case not created in contemplation of such event;

(c)	any Lien on any asset securing Indebtedness incurred for the purposes of financing all or any part of the cost of constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the completion of construction thereof;

(d)	any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrowers or their Subsidiaries and not created in contemplation of such event;

(e)	any Lien existing on any asset prior to the acquisition thereof by the Borrowers or another Subsidiary of the Borrowers and not created in contemplation or such acquisition;

(f)	Liens securing Indebtedness owing by any Subsidiary to the Borrowers;

(g)	Any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses of this subsection (ii) provided that (i) such Indebtedness is not secured by any additional assets, and (ii) the amount of such Indebtedness secured by any such Lien is not increased;

(h)	Liens incidental to the conduct of the business of the Borrowers or any of their Subsidiaries or the ownership of their respective assets which (i) do not secure Indebtedness and (ii) do not in the aggregate materially detract from the value of their respective assets or materially impair the use thereof in the operation of their respective businesses;

(i)	Any Lien on margin stock (as defined in Regulation U);

(j)	Liens for impositions or taxes either not yet delinquent or which are being contested in good faith by appropriate proceedings;

(k)	Liens not securing Indebtedness which are created by or relate to any legal proceedings which at the time are being contested in good faith by appropriate proceedings;

(l)	Any other statutory or inchoate Lien securing amounts other than Indebtedness which are not delinquent;

(m)	Liens securing purchase money debt, or Indebtedness arising under capitalized leases; provided, however, that in each case any such Lien attaches only to the specific item(s) or property or asset(s) financed with such purchase money debt or capitalized lease; and

(n)	Liens not otherwise permitted by the foregoing paragraphs of this subsection (ii) securing Indebtedness and other obligations in an aggregate principal amount at any time outstanding not to exceed 15% of Adjusted Consolidated Net Worth.

        “Person” (whether or not capitalized) means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government, limited liability company, governmental agency or political subdivision thereof or other governmental authority, or any other form of entity.

        “Plan” means a Single Employer Pension Plan or a Multiple Employer Pension Plan.

        “PLC” means Protective Life Corporation, a Delaware corporation.

        “PLICO” means Protective Life Insurance Company, a Tennessee corporation.

        “Prime Rate” means that rate of interest designated by AmSouth from time to time as its “prime rate”, it being expressly understood and agreed that such prime rate is merely an index rate used by AmSouth to establish lending rates and is not necessarily AmSouth’s most favorable lending rate, and that changes in the prime rate are discretionary with AmSouth.

        “Prime Rate Loan” means a Loan for which the Borrowers have elected application of an interest rate based on the Prime Rate.

        “Pro Rata” or “Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of (i) such amount, multiplied by (ii) such Lender’s Revolving Credit Percentage at such time of the Revolving Credit Facility; provided however, if at a time of determination there are principal amounts outstanding under the Revolving Credit Loan, and if any Lender has failed to fund any unrepaid Revolving Credit Loan that was funded by any other Lender or Lenders, this apportionment shall be determined according to the respective total principal amounts of the Revolving Credit Loan held by the respective Lenders rather than by their Revolving Credit Commitments.

        “Property” of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

        “Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

        “Regulatory Change” means on or after the Closing Date, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof.

        “Reimbursement Obligations” has the meaning assigned in Section 2.16.2 of this Agreement.

        “Required Lenders” means, at any time, the Lenders owning or holding 51% or more of the sum of (i) the then aggregate principal amount of the Revolving Credit Commitments then outstanding plus (ii) the then aggregate Letter of Credit Liabilities; or, if no Loans or Letters of Credits are then outstanding, the Lenders with 51% or more of the aggregate of all Revolving Credit Commitments at such time. For purposes of this definition, if at a time of determination there are principal amounts outstanding under the Revolving Credit Loan, and if any Lender has failed to fund any unrepaid Revolving Credit Loan that was funded by any other Lender or Lenders, this determination shall be made according to Lenders holding the required percentage of principal amounts of the Revolving Credit Loan rather than by the outstanding Revolving Credit Commitments.

        “Revolving Credit Commitment” means, with respect to any Lender at any time, the amount set forth under such Lender’s name on its signature page hereto under the caption “Revolving Credit Commitment” or if such Lender has entered into one or more Assignment and Acceptances, the amount set forth for such Lender at such time in the register maintained by the Agent pursuant to Section 9.2 as such Lender’s “Revolving Credit Commitment” as such amount may be reduced at or prior to such time pursuant to the terms hereof.

        “Revolving Credit Facility” means the revolving line of credit established by the Lenders under Article II.

        “Revolving Credit Loans” means the revolving credit loans described in Article II hereof.

        “Revolving Credit Note” means the promissory notes of the Borrowers in substantially the form of Exhibit 2.3, executed and delivered to the Lenders with the Revolving Credit Commitments pursuant to Section 2.3 or, in connection with an Assignment and Acceptance, pursuant to Section 9.2, together with any amendments, modifications and supplements thereto and restatements thereof, in whole or in part.

        “Revolving Credit Percentage” means, with respect to any Lender at any time, a fraction (expressed as a percentage) the numerator of which is the Revolving Credit Commitment of such Lender at such time and denominator of which is the total Revolving Credit Commitment at such time; provided that if the Revolving Credit Percentage of any Lender is to be determined after the Revolving Credit Commitments have been terminated, then such Revolving Credit Percentage shall be determined immediately prior (and without giving effect) to such termination.

      “S&P” means Standard & Poor’s Ratings Group.

        “SAP” means, with respect to any Insurance Subsidiary, the statutory accounting practices prescribed or permitted by the insurance commissioner (or other similar authority) as of the Closing Date in the jurisdiction of incorporation of such Insurance Subsidiary for the preparation of annual statements and other financial reports by insurance companies of the same type as such Insurance Subsidiary.

        “Section” means a numbered section of this Agreement, unless another document is specifically referenced.

        “Short-Term Indebtedness” means all indebtedness that by its terms matures within one year from and that is not renewable at the option of the obligor to a date later than one year after, the date such indebtedness was incurred. Any indebtedness which is extended or renewed (other than pursuant to the option of the obligor) shall be deemed to have been incurred at the date of such extension or renewal.

        “Significant Insurance Subsidiary” means any Significant Subsidiary that is an Insurance Subsidiary.

        “Significant Subsidiary” means any Subsidiary which meets or exceeds any of the following conditions:

    (1)        PLC’s and its other Subsidiaries’ investments in and advances to the Subsidiary exceed 10 percent of the total assets of PLC and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or

    (2)        PLC’s and its other Subsidiaries’ proportionate share of the total assets (after intercompany eliminations) of the Subsidiary exceeds 10 percent of the total assets of PLC and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or

    (3)        PLC’s and its other Subsidiaries’ equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle of the Subsidiary exceeds 10 percent of such income of PLC and its Subsidiaries consolidated for the most recently completed fiscal year.

        “Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (i) is maintained for employees of PLC or an ERISA Affiliate and no Person other than PLC and its ERISA Affiliates or (ii) was so maintained and with respect to which PLC or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

        “Site” means certain real property located in Birmingham, Alabama which generally comprises a building, related parking deck, and related furniture, equipment, fixtures and other improvements, located at 2801 Highway 280 South, Birmingham, Alabama 35223.

        “Subsidiary” means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by PLC. A separate account established pursuant to SAP or any applicable insurance regulatory requirement shall be deemed not to be a Subsidiary.

        “Substantial Portion” means, with respect to the Property of PLC and its Subsidiaries, Property that (i) represents more than 10% of the consolidated assets of PLC and its Subsidiaries as would be shown in the consolidated financial statements of PLC and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made or (ii) is responsible for more than 10% of the consolidated net sales or of the consolidated net income of PLC and its Subsidiaries as reflected in the financial statements referred to in clause (i) above.

        “Surplus Note” means a promissory note executed by an Insurance Subsidiary to PLC of the type generally described in the insurance industry as a “surplus note”, the principal amount of which is properly recorded by the issuer as an addition to capital and surplus rather than as a liability in accordance with SAP.

        “Swingline Borrowing Notice” has the meaning assigned in Section 2.17.3(b) hereof.

      “Swingline Lender” means AmSouth Bank.

        “Swingline Loan” means a loan advanced under Section 2.17 hereof, and funded under the Revolving Credit Loan.

        “Swingline Note” means the promissory note of the Borrowers in substantially the form of Exhibit 2.17.2 hereto executed and delivered to the Swingline Lender, together with any amendments, modifications and supplements thereto and restatements thereof.

        “Synthetic Lease Facility” means those documents pertaining to the synthetic lease facility for a building, related parking deck and related furniture, equipment, fixtures and other improvements in Birmingham, Jefferson County, Alabama among Wachovia Capital Investments, Inc. as Lessor and Ground Lessee, LaSalle Bank National Association and SunTrust Bank as Lease Participants, PLICO as Lessee and Ground Lessor, and PLC as Guarantor dated as of February 1, 2000.

        “Synthetic Lease Obligations” of a Person means the amount of the obligations of such Person under any lease that would not be shown as a liability, but would be treated as an operating lease, in accordance with GAAP, but which arise under a transaction in which the property subject to such lease is owned by the lessee for the purposes of the Code. Obligations under the Synthetic Lease Facility are Synthetic Lease Obligations.

        “Termination Date” means July 30, 2009, or such earlier date on which the obligations of the Lenders to make Loans hereunder are terminated pursuant to the terms of this Agreement.

        “Unconsolidated Cash Inflow Available for Interest Expense” means, for any period of calculation, the sum (without duplication) of (a) all amounts received by PLC from its Subsidiaries during such period as (i) interest and principal on Indebtedness (including but not limited to Surplus Notes) and (ii) management fees (net of expenses incurred in providing the services for which such management fees were paid), (b) all amounts that PLC’s Subsidiaries were permitted, under applicable laws and regulations, to distribute to PLC during each period as dividends, whether or not so distributed, and (c) other income of PLC.

        “Unmatured Default” means an event that, but for the lapse of time or the giving of notice, or both, would constitute a Default.

        “Wholly-Owned Subsidiary” means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by PLC or one or more Wholly-Owned Subsidiaries of PLC, or by PLC and one or more Wholly-Owned Subsidiaries of PLC, or (ii) any partnership, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

        The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

THE LOANS

        Concurrently with the execution of this Agreement, Lenders agree on a several basis, and not on a joint basis, in accordance with their respective Revolving Credit Commitments, to make the Loans to the Borrowers, under the following terms and conditions:

2.1.     Amount of Revolving Credit Loan. The principal indebtedness of the Borrowers to Lenders having a Revolving Credit Commitment under the Revolving Credit Loan shall not exceed Two Hundred Million and No/100 Dollars ($200,000,000.00) less the sum of the outstanding Letter of Credit Liabilities and the principal balance of Swingline Loans outstanding from time to time.

2.2.     Use of Proceeds. The Revolving Credit Loan and Letters of Credit shall be used by the Borrowers for general corporate purposes, including but not limited to, (i) working capital needs, (ii) stock repurchases, (iii) capital contributions to PLC’s Subsidiaries and (iv) acquisitions.

2.3.     Revolving Credit Notes. The Borrowers’ obligations under the Revolving Credit Loan shall be evidenced by Revolving Credit Notes in favor of the respective Lenders in the form included as Exhibit 2.3 hereto payable to each Lender for its Revolving Credit Commitment.

2.4.     Separate Commitments of Lenders. The Borrowers acknowledge that each Lender’s commitment to fund its portion of the Loans is made by each Lender severally, and neither Agent nor any Lender shall be liable for the failure of another Lender to timely perform under this Agreement.

2.5.     Advances of Loans. Subject to the terms and conditions of this Agreement, the Borrowers may borrow, repay and reborrow Loans under the Revolving Credit Loan, provided that the outstanding principal balance of the Revolving Credit Loan shall not at any time exceed the amounts permitted under Section 2.1 above. Loans shall be disbursed as follows:

2.5.1 Loans Advanced Pursuant to Borrowing Notices.

2.5.1 (a) Applicability. Loans (other than the Swingline Loan) may be LIBOR Loans, Prime Rate Loans, or a combination thereof, and the funding thereof shall be subject to this Section 2.5.1.

2.5.1 (b) Borrowing Notices. As long as the Borrowers meet the conditions for funding stated in this Agreement, the Borrowers may submit requests for Loans (“Borrowing Notices”) to Agent. All requests shall be made in writing (or by telephone, subject to such security procedures as Agent may require from time to time, provided that all telephonic notices shall be confirmed by written Borrowing Notices within one (1) Business Day) and shall specify the portion of the Loan to be borrowed by PLICO (if any); the proposed disbursement date for the requested Loan; the amount of the Loan; the purpose of the Loan (characterized in accordance with Section 2.2 above); the type of Loan, i.e., LIBOR Loan or Prime Rate Loan; and if a LIBOR Loan, the designated Interest Period. Each Borrowing Notice shall irrevocably obligate the Borrowers to accept the Loan requested thereby. Borrowing Notices shall be in the form of Exhibit 2.5.1(b) hereto or such other form as Agent may from time to time require.

2.5.1 (c) Funding of Loans. Lenders shall fund their respective portions of requested Loans on the next following Business Day after the Business Day of Agent’s receipt of the Borrowing Notice, in the case of Prime Rate Loans, and on the third (3rd) Business Day following the Business Day of Agent’s receipt of the Borrowing Notice, in the case of LIBOR Loans. All funds shall be disbursed directly into an account maintained by the Borrowers with Agent. The Borrowers agree that if any Lender elects to fund any requested Loan(s) sooner after requested than is required hereunder, the Lender may nevertheless use the entire response period allowed hereunder upon receipt of any subsequent request, at the Lender’s sole option.

2.5.1 (d) Prime Rate Loan Limitations. Individual Prime Rate Loans shall be in the minimum amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) each. Any number of Prime Rate Loans may be outstanding at any one time.

2.5.1 (e) LIBOR Loan Limitations. Individual LIBOR Loans shall be in the minimum amount of Three Million and No/100 Dollars ($3,000,000.00) each (and in multiples of $1,000,000 if in excess thereof). No more than four (4) LIBOR Loans may be outstanding under the Revolving Credit Loan.

2.5.1 (f) Additional Limitation on LIBOR Interest Periods. Notwithstanding anything to the contrary in this Agreement, if an Unmatured Default or a Default shall have occurred and be continuing, no additional LIBOR Loans may be created or continued and no Prime Rate Loan may be converted into a LIBOR Loan.

2.5.2 Conversion of Loans. The Borrowers shall have the right, on prior irrevocable written notice to Agent given three (3) Business Days prior to the date of any requested conversion, to convert any Prime Rate Loan or LIBOR Loan into a Loan of another type, or to continue any LIBOR Loan for another Interest Period, subject in each case to the following:

2.5.2 (a) Application of Loans. Each conversion shall be effected by applying the proceeds of the new LIBOR Loan and/or Prime Rate Loan, as the case may be, to the Loan (or portion thereof) being converted.

2.5.2 (b) Notices of Conversions. Each notice pursuant to this 2.5.2(b) shall be irrevocable and shall refer to this Agreement and specify the identity and principal amount of the particular Loan that a Borrower requests be converted or continued; if such notice requests conversion, the date of such conversion (which shall be a Business Day); and if a Loan is to be converted to a LIBOR Loan or a LIBOR Loan is to be continued, the Interest Period with respect thereto. No LIBOR Loan shall be converted at any time other than at the end of the Interest Period applicable thereto, except in accordance with Section 2.12 hereof. Conversion notices shall be in the form attached as Exhibit 2.5.1(b) hereto.

2.5.3 Absence of Election. If a Borrower fails to give Agent notice to continue any LIBOR Loan for a subsequent period, such LIBOR Loan (unless repaid) shall automatically be converted into a Prime Rate Loan. If a Borrower fails to specify in any Borrowing Notice the type of borrowing or, in the case of a LIBOR Loan, the applicable Interest Period, the Borrower will be deemed to have requested a Prime Rate Loan.

2.5.4 Implied Representations Upon Request for Loan. Upon making any request for any Loan, a Borrower shall be deemed to have warranted to Agent and Lenders that all conditions to funding set forth in Article III hereof are satisfied.

2.5.5 Advance Not Waiver. Any Lender’s making of any Loan that it is not obligated to be made under any provision of Article III hereof or any other provision hereof shall not be construed as a waiver of the Lenders’ right to withhold future Loans, declare a Default, or otherwise demand strict compliance with this Agreement, acting through Agent as permitted by the terms hereof.

2.6.     Interest. Interest shall accrue on each Loan as follows:

2.6.1 Prime Rate Loans. Interest shall accrue on each Prime Rate Loan at an annual rate equal to the Prime Rate plus the Applicable Prime Rate Margin, said rate to change contemporaneously with any change in the Prime Rate.

2.6.2 LIBOR Loans. Interest shall accrue on each LIBOR Loan at a rate equal to the LIBOR Rate for the selected Interest Period plus the Applicable LIBOR Rate Margin.

2.6.3 Additional Interest on LIBOR Loans. In addition to the interest described above, the Borrowers shall pay to Lenders, if and so long as Lenders shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including LIBOR Liabilities, additional interest on the unpaid principal amount of each LIBOR Loan, from the date of such advance until said principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the LIBOR Rate for the Interest Period from (ii) the rate obtained by dividing the LIBOR Rate by a percentage equal to 100% minus the LIBOR Rate Reserve Percentage for such Interest Period. This additional interest shall be payable on each date on which interest is payable. The amount of additional interest shall be determined by each Lender, who shall notify the Borrowers and Agent thereof and whose determination shall be conclusive, absent manifest error.

2.6.4 Calculation of Interest. Interest for both Prime Rate Loans and LIBOR Loans shall be computed on the basis of a 360-day year counting the actual number of days elapsed. Interest shall accrue on the Business Day a Loan is extended and shall accrue through the Business Day prior to the Business Day on which it is repaid.

2.6.5 Default Rate. Notwithstanding the foregoing, upon the occurrence of a Default and during the continuation of such Default, interest shall be charged at the Default Rate, regardless of whether Lenders have elected to exercise any other remedies available to Lenders, including, without limitation, acceleration of the maturity of the outstanding principal of the Revolving Credit Loan. All such interest shall be paid without demand on the Interest Payment Dates applicable to Prime Rate Loans.

2.6.6 Payment of Interest. Interest for Prime Rate Loans and LIBOR Loans shall be due and payable in arrears, without notice, on each Interest Payment Date.

2.6.7 Usury Savings Provision. It is the intention of the parties that all charges under or in connection with this Agreement and the Obligations, however denominated, and including (without limitation) all interest, commitment fees, late charges and loan charges, shall be limited to the Maximum Lawful Amount. Such charges hereunder shall be characterized and all provisions of the Credit Documents shall be construed as to uphold the validity of charges provided for therein to the fullest possible extent. Additionally, all charges hereunder shall be spread over the full permitted term of the Obligations for the purpose of determining the effective rate thereof to the fullest possible extent, without regard to prepayment of or the right to prepay the Obligations. If for any reason whatsoever, however, any charges paid or contracted to be paid in respect of the Obligations shall exceed the Maximum Lawful Amount, then, without any specific action by Lenders, Agent or the Borrowers, the obligation to pay such interest and/or other charges shall be reduced to the Maximum Lawful Amount in effect from time to time and any amounts collected by Lenders that exceed the Maximum Lawful Amount shall be applied to the reduction of the principal balance of the Obligations and/or refunded to the Borrowers so that at no time shall the interest or loan charges paid or payable in respect of the Obligations exceed the Maximum Lawful Amount. This provision shall control every other provision herein and in any and all other agreements and instruments now existing or hereafter arising between the Borrowers and Lenders with respect to the Obligations.

2.7.     Alternate Rate of Interest if LIBOR Unavailable. In the event, and on each occasion, that on the date of commencement of any Interest Period for a LIBOR Loan, a Lender shall have determined (i) that dollar deposits in the amount of the requested principal amount of such LIBOR Loan are not generally available in the London Interbank Market; (ii) that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to such Lender of making or maintaining such LIBOR Loan during such Interest Period; or (iii) that reasonable means do not exist for ascertaining the LIBOR Rate, such Lender shall, as soon as practicable thereafter, give written or telephonic notice of such determination to the Borrowers. In the event of any such determination, any request by the Borrowers for a LIBOR Loan under this Agreement shall, until the circumstances giving rise to such notice no longer exist, be deemed to be a request for a Prime Rate Loan. Each determination by such Lender hereunder shall be conclusive absent manifest error.

2.8.     Change in Circumstances.

2.8.1 Imposition of Requirements. Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable Laws or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to a Lender under any LIBOR Loan made by the Lender or any other fees or amounts payable hereunder (other than taxes imposed on the overall net income, gross receipts or added value of a Lender by the country in which the Lender is located, or by the jurisdiction in which a Lender has its principal office, or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve requirement, special deposit, insurance charge (including FDIC insurance on LIBOR Liabilities) or similar requirement against assets of, deposits with or for the account of, or credit extended by, a Lender or shall impose on a Lender or the London Interbank Market any other condition affecting this Agreement or LIBOR Loans made by a Lender, and the result of any of the foregoing shall be to increase the cost to the Lender of making or maintaining its LIBOR Loan or to reduce the amount of any sum received or receivable by a Lender hereunder (whether of principal, interest or otherwise) in respect thereof by an amount deemed by the affected Lender to be material, then the Borrowers will pay to such Lender such additional amount or amounts as will compensate the Lender for such additional costs of reduction.

2.8.2 Other Changes. If either (i) the introduction of, or any change in, or in the interpretation of, any United States or foreign Law; or (ii) compliance with any directive, guidelines or request from any central bank or other United States or foreign Governmental Authority (whether or not having the force of law) promulgated or made after the date hereof, affects or would affect the amount of capital required or expected to be maintained by a Lender (or any lending office of a Lender) or any corporation directly or indirectly owning or controlling a Lender (or any lending office of a Lender) based upon the existence of this Agreement, and the Lender shall have determined that such introduction, change or compliance has or would have the effect of reducing the rate of return on the Lender’s capital or on the capital of such owning or controlling corporation as a consequence of its obligations hereunder (including its commitment) to a level below that which the Lender or such owning or controlling corporation could have achieved but for such introduction, change or compliance (after taking into account that Lender’s policies or the policies of such owning or controlling corporation, as the case may be, regarding capital adequacy) by an amount deemed by the Lender (in its sole discretion) to be material, then, from time to time, the Borrowers shall pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction attributable to making, funding and maintaining its commitment and Loans hereunder.

2.8.3 Computation of Amounts. A certificate of a Lender setting forth the basis and method of computation of such amount or amounts specified in Section 2.11 hereof as shall be necessary to compensate the Lender (or its participating banks) as specified above, as the case may be, shall be delivered to the Borrowers and shall be conclusive absent manifest error; provided however, that the Borrowers shall be responsible for compliance herewith and the payment of increased costs only to the extent that (i) any change in Laws giving rise to increased costs occurs after the date of this Agreement; and (ii) the Lender gives notice of the change giving rise to increased costs within one hundred eighty (180) Business Days after the Lender has, or with reasonable diligence should have had, knowledge of the change, or else Lender can only collect costs from and after the date of the notice. Subject to the foregoing, the Borrowers shall pay the affected Lender the amount shown as due on any such certificate within ten (10) Business Days after their receipt of such certificate.

2.8.4 No Duty to Contest. The protection of this Section 2.8 shall be available to a Lender regardless of any possible contention of invalidity or inapplicability of the Law or condition that shall have been imposed. Should a Lender assess any charge to the Borrowers under this Section 2.8, and provided that the Borrowers pay the assessment to the Lender, the Borrowers may thereafter undertake, at the Borrowers’ expense any contest of the matters giving rise to the charge that may, in the opinion of the Borrowers’ independent counsel issued to the affected Lender, and concurred in by counsel to the Lender, have a reasonable chance of success, provided further that the contest would not require the assertion of any position contrary to a position taken by the Lender generally with taxing authorities or any other involved parties and that there does not exist any other circumstance that would disadvantage the Lender in the event of such contest, as the affected Lender may determine in its discretion. The affected Lender shall offer reasonable participation to the Borrowers’ for the purpose of enabling the Borrowers to pursue the contest of such issue, with all expenses, including fees and expenses of the affected Lender’s counsel, to be paid by the Borrowers.

2.8.5 Replacement Lender. Notwithstanding anything to the contrary contained herein or in any other Credit Document, upon the occurrence of any event that obligates the Borrowers to pay any amount under Section 2.8 with respect to any Lender, the Borrowers shall have the right, if no Default or Unmatured Default then exists or will exist immediately after giving effect to the respective replacement, to replace such Lender (the “Replaced Lender”) by designating another Lender or an eligible assignee under Section 9.2 (such Lender or eligible assignee being herein called a “Replacement Lender”) to which such Replaced Lender shall assign, in accordance with Section 9.2 and without recourse to or warranty by, or expense to, such Replaced Lender, all of the rights and obligations of such Replaced Lender hereunder and, upon such assignment, such Replaced Lender shall no longer be a party hereto or have any rights hereunder (except for such rights as survive repayment of the Loans), and such Replacement Lender shall succeed to the rights and obligations of such Replaced Lender hereunder. The Borrowers shall pay to such Replaced Lender in same day funds on the date of replacement all interest, fees and other amounts then due and owing such Replaced Lender by the Borrowers hereunder to and including the date of replacement, including, without limitation, costs incurred under Section 2.8. Notwithstanding anything to the contrary set forth herein or implied above, no Lender shall be obligated hereunder to become a Replacement Lender.

2.9.     Change in Legality of LIBOR Loans. Notwithstanding anything to the contrary herein contained, if any change in any Law or in interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for a Lender to make or maintain any LIBOR Loan or to give effect to its obligations as contemplated hereby, then, by written notice to the Borrowers, the Lender may (i) declare that LIBOR Loans will not thereafter be made by the Lender hereunder, whereupon the Borrowers shall be prohibited from requesting LIBOR Loans from the Lender hereunder unless such declaration is subsequently withdrawn; and (ii) require that all outstanding LIBOR Loans made by it be converted to Prime Rate Loans, in which event (a) all such LIBOR Loans shall be automatically converted to Prime Rate Loans (but without imposition of any additional charge that would normally become due under Section 2.8 hereof) as of the effective date of such notice, and (b) all payments and prepayments of principal that would otherwise have been applied to repay the converted LIBOR Loans shall instead be applied to repay the Prime Rate Loans resulting from the conversion of such LIBOR Loans. For purposes of this Section 2.9, a notice to the Borrowers by the Lender pursuant to (a) above shall be effective, if lawful, on the last day of the then current Interest Period; in all other cases, such notice shall be effective on the date of receipt by the Borrowers.

2.10.     Principal Repayment. All remaining principal outstanding under the Revolving Credit Loan shall become due on the Termination Date or the earlier acceleration of the Revolving Credit Loan in accordance with the terms of this Agreement. During the continuance of any Default, all prepayments shall be applied, first, to the Swingline Loans, and second, after payment in full of the Swingline Loans, to the Revolving Credit Loans. In the absence of a Default, voluntary prepayments pursuant to this Agreement shall be applied as the Borrowers determine. Revolving Credit Loans and Swingline Loans prepaid pursuant to this Agreement may be reborrowed, subject to the terms and conditions of this Agreement. Each prepayment of the Revolving Credit Loans made pursuant to this Agreement shall be applied to reduce the aggregate outstanding principal amount of the Revolving Credit Loans, ratably among the Lenders holding Revolving Credit Loans in proportion to the principal amount held by each.

2.11.     Prepayment of LIBOR Loans.

2.11.1 Notice of LIBOR Loan Prepayment. A Borrower may, upon three (3) Business Days’ prior written notice to Agent, and upon payment of all applicable premiums set forth in Section 2.11.3 hereof, prepay any outstanding LIBOR Loans prior to any Interest Payment Date for such LIBOR Loans, in whole or in part. Each notice of prepayment of any LIBOR Loan shall specify the date and amount of such prepayment and shall be irrevocable.

2.11.2 Amount of LIBOR Loan Prepayment. Each partial prepayment of any LIBOR Loan shall be in an aggregate principal amount which is the lesser of (i) the then outstanding principal balance of the one or more LIBOR Loans to be prepaid, or (ii) Three Million and No/100 Dollars ($3,000,000.00) or an integral multiple thereof. Interest on the amount prepaid accrued to the prepayment date shall be paid on such date.

2.11.3 LIBOR Loan Prepayment Premium. Upon prepayment of any LIBOR Loan on a date other than the relevant Interest Payment Date for such borrowing, a Borrower shall pay to Lenders, in addition to all other payments then due and owing Lenders, premiums which shall be equal to an amount, if any, reasonably determined by Agent to be the difference between the rate of interest then applicable to the relevant LIBOR Loan and the yield Lenders would receive upon reinvestment of so much of the relevant LIBOR Loans as is prepaid for the remainder of the term of the relevant LIBOR Loan or Loans. Anything in this Section 2.11.3 to the contrary notwithstanding, the premiums payable upon any such prepayment shall not exceed the amount, if any, determined by Agent to be the difference between the rate of interest then applicable to the relevant LIBOR Loan and the yield that Lenders could receive upon reinvestment in the “Floor Reinvestment” of so much of the relevant LIBOR Loan as is prepaid for the remainder of the term of the relevant LIBOR Loan. For purposes hereof, “Floor Reinvestment” means an investment for the time period from the date of such prepayment to the end of the relevant Interest Period applicable to such LIBOR Loan at an interest rate per annum equal to the federal funds “offered” rate as published in the Wall Street Journal on the date of such prepayment. All determinations, estimates, assumptions, allocations and the like required for the determination of such premiums shall be made by Agent in good faith and shall be presumed correct absent manifest error.

2.12.     Prepayment of Prime Rate Loans. A Borrower may at any time prepay any outstanding Prime Rate Loans prior to the Termination Date in whole or in part without premium or penalty on one (1) Business Day’s notice in a minimum amount of $500,000 or any incremental multiple of $100,000.

2.13.     Fixed Commitment Fees. Upon the execution of this Agreement, the Borrowers shall pay commitment fees to AmSouth and the other Lenders, in the amounts previously agreed to by the Borrowers and the Lenders. These commitment fees are not refundable or proratable.

2.14.     Periodic Facility Fee. The Borrowers shall pay to Agent for distribution to Lenders Pro Rata a facility fee determined by applying the Applicable Facility Fee to the total Revolving Credit Commitment. The facility fee shall be paid in arrears on the first day of each January, April, July and October, commencing on October 1, 2004 and shall be computed on the basis of a 360-day year counting the actual number of days elapsed. This facility fee is not refundable or proratable.

2.15.     Agent’s Fee. On the Closing Date, and on each subsequent anniversary thereof excepting only an anniversary corresponding to the Termination Date, the Borrowers shall pay to Agent, for its own account, a fee in such amount as shall be agreed to from time to time.

2.16.     Letters of Credit. Subject to the terms and conditions of this Agreement, Lenders’ respective Revolving Credit Commitments may be utilized, upon the request of PLC, on behalf of the Borrowers, for the issuance by the Agent of letters of credit (the “Letters of Credit”) for the account of Borrowers for uses that would be permitted for the Revolving Credit Loans; provided that in no event shall (i) the aggregate amount of all stated and undrawn amounts under Letters of Credit (the “Letter of Credit Liabilities”), together with the sum of the aggregate principal amount of the Loans advanced under the Revolving Credit Loan and the Swingline Loan, exceed the amount stated in Section 2.1 hereof, (ii) the initial face amount of any Letter of Credit be less than $5,000,000 and (iii) there be more than eight (8) Letters of Credit outstanding at any one time. No Letter of Credit shall have an expiry date later than the fifth Business Day prior to the Termination Date. The following additional provisions shall apply to Letters of Credit:

2.16.1 Procedure for Issuance. Borrowers shall give Agent at least three (3) Business Days’ irrevocable prior notice (effective upon receipt) specifying the Business Day each Letter of Credit is to be issued and describing in reasonable detail the proposed terms of such Letter of Credit (including its beneficiary) and the nature of the transactions or obligations proposed to be supported. The Agent shall issue the Letter of Credit as reasonably requested by the Borrowers and in compliance with applicable law and will make available to the beneficiary thereof the original of such Letter of Credit, as directed by PLC. PLC shall be the account party for each Letter of Credit, including Letters of Credit issuable to a beneficiary having a claim or potential claim against a Subsidiary of PLC.

2.16.2 Participation Among Lenders. On each day during the period commencing with the issuance by the Agent of any Letter of Credit and until such Letter of Credit shall have expired or been terminated or, if drawn upon, until the resulting obligations of reimbursement (the “Reimbursement Obligations”) have been satisfied in full by Borrowers (whether by a borrowing under this Agreement or otherwise), the Revolving Credit Commitment of each Lender shall be deemed to be utilized for all purposes of this Agreement (including, but not limited to, the calculation of availability) in an amount equal to such Lender’s Pro Rata Share of the Letter of Credit Liabilities associated with such Letter of Credit. Each Lender (other than the Agent) agrees that, upon the issuance of any Letter of Credit, it shall automatically be deemed to have acquired a participation in the Agent’s liability under such Letter of Credit in an amount equal to such Lender’s Pro Rata Share of such liability, and each Lender (other than the Agent) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Agent to pay and discharge when due, its Pro Rata Share of the Agent’s liability under such Letter of Credit.

2.16.3 Reimbursement Obligation. Upon receipt from the beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Agent shall promptly notify PLC of the amount to be paid by the Agent as a result of such demand and the date on which payment is to be made by the Agent to such beneficiary in respect of such demand. Borrowers hereby unconditionally agree to pay and reimburse the Agent and the other Lenders Pro Rata with respect to the amount of each demand for payment under such Letter of Credit at or prior to the date on which payment is to be made by the Agent to the beneficiary under such Letter of Credit, without presentment, demand, protest or other formalities of any kind. Any amounts not so paid or borrowed as set forth in Section 2.16.4 below shall bear interest at the rate(s) specified in the documents relating to the issuance of the Letter of Credit (the “Letter of Credit Documents”) or, if higher, at the rate(s) specified on the Notes (including the Default Rate, if applicable).

2.16.4 Means of Reimbursement. Forthwith upon its receipt of a notice referred to in Section 2.16.3 hereof, PLC shall advise the Agent whether or not PLC, on behalf of Borrowers, intends to obtain a Loan to finance its obligation to reimburse the Agent for the amount of the related demand for payment and, if it does, submit a notice of such borrowing as provided in this Agreement. In the event that PLC fails to so advise the Agent, and if PLC fails to reimburse the Agent for a demand for payment under a Letter of Credit by the date of such payment, the Agent shall give each Lender prompt notice of the amount of the demand for payment, specifying such Lender’s Pro Rata Share of the amount of the related demand for payment, and Borrowers shall be deemed in default hereunder for breaching Section 2.16.3 above.

2.16.5 Payments by Lenders. Each Lender (other than the Agent) shall pay to the Agent in Dollars and in immediately available funds, such Lender’s Pro Rata Share of any payment under a Letter of Credit upon notice by the Agent to such Lender requesting such payment and specifying such amount as provided in Section 2.16.4. Each such Lender’s obligation to make such payments to the Agent under this Section 2.16.5, and the Agent’s right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including the failure of any other Lender to make its payment under this Section 2.16.5, the financial condition of Borrowers, the existence of any Unmatured Default or Event of Default or the termination of the Revolving Credit Commitments. Each such payment to the Agent shall be made without any offset, abatement, withholding or reduction whatsoever; provided, nothing contained in the foregoing shall limit the Agent’s liability for its gross negligence or willful misconduct in improperly honoring a draft drawn under a Letter of Credit.

2.16.6 Settlement Among Lenders. Upon the making of each payment by a Lender to the Agent pursuant to Section 2.16.5 above in respect of any Letter of Credit, such Lender shall, automatically and without any further action on the part of the Agent or such Lender, acquire (i) a participation in any amount equal to such payment in the Reimbursement Obligation owing to the Agent by Borrowers under this Agreement and under the Letter of Credit Documents relating to such Letter of Credit and (ii) a participation in a percentage equal to such Lender’s Pro Rata Share in any interest or other amounts payable by Borrowers under such Letter of Credit Documents and the other Credit Documents in respect of such Reimbursement Obligation. Upon receipt by the Agent from or for the account of Borrowers of any payment in respect of any Reimbursement Obligation or any such interest or other amount (including by way of set-off or application of proceeds of any collateral security) the Agent shall promptly pay to each Lender who shall have previously assumed a participation in such payment under clause (ii) above, such Lender’s Pro Rata Share of such payment, each such payment by the Agent to be made in the same money and funds in which received by the Agent. In the event any payment received by the Agent and so paid to Lenders is rescinded or must otherwise be returned by the Agent, each Lender shall, upon the request of the Agent, repay to the Agent the amount of such payment paid to such Lender, with interest at the rate specified in Section 2.16.10.

2.16.7 Letter of Credit Fee. Borrowers shall pay to the Agent for the account of each Lender a letter of credit fee in respect of each Letter of Credit on the daily average undrawn face amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit to and including the date such Letter of Credit is drawn in full, expires or is terminated (such fee to be non-refundable, to be paid in arrears on the first day of each calendar quarter and on the Termination Date and to be calculated, for any day, after giving effect any payments made under such Letter of Credit on such day) in an amount equal to the Applicable LIBOR Rate Margin(s) in effect during the relevant period. In addition, for each Letter of Credit that is issued (and all renewals thereof), the Borrowers agree to pay to the Agent in advance, for its sole account (x) documentary and processing charges in connection with the issuance or renewal of and draws under Letters of Credit in accordance with the Agent’s standard schedule for such charges as in effect from time to time and (y) an issuance or renewal fee, as the case may be, on the stated amount of the Letter of Credit being issued or renewed in an amount agreed upon by the Borrowers and the Agent. Such fee shall be payable in advance on the date of issuance or renewal, as the case may be. All calculations of Letter of Credit fees shall be based on a 360-day year counting the actual number of elapsed days.

2.16.8 Letter of Credit Information. Upon the request of any Lender from time to time, the Agent shall deliver any information reasonably requested by such Lender with respect to each Letter of Credit then outstanding.

2.16.9 Conditions Relating to Letters of Credit. The issuance by the Agent of each Letter of Credit shall be subject, in addition to the conditions precedent set forth in Article III hereof (as though the issuance of the Letter of Credit were the making of a Loan), to the conditions precedent that (i) such Letter of Credit shall be in such form, contain such terms and support such transactions as shall be satisfactory to the Agent consistent with its then current practices and procedures with respect to letters of credit of the same type, (ii) Borrowers shall have executed and delivered such applications, agreements and other instruments relating to such Letter of Credit as the Agent shall have reasonably requested consistent with its then current practices and procedures with respect to letters of credit of the same type and (iii) Borrowers shall have specified the portion of the Letter of Credit to be issued for the account of PLICO (if any); provided that in the event of any conflict between any such application, agreement or other instrument and the provisions of this Agreement, the provisions of this Agreement shall control.

2.16.10 Payments Among Lenders. In the event that any Lender fails to pay any amount required to be paid pursuant to this Section 2.16 when due, such Lender shall pay interest to the Agent on such amount from and including such due date to but excluding the date such payment is made (i) during the period from and including such due date to but excluding the date three Business Days thereafter, at a rate per annum equal to the federal funds rate (as in effect from time to time as determined by the Agent) and (ii) thereafter, at a rate per annum equal to the Prime Rate plus 2.0%.

2.16.11 Modifications. The issuance by the Agent of any modification or supplement to any Letter of Credit shall be subject to the same conditions applicable under this Section 2.16 to the issuance of new Letters of Credit, and no such modification or supplement shall be issued unless either (x) the respective Letter of Credit as affected by such action would have complied with such conditions had it originally been issued in such modified or supplemented form or (y) each Lender shall have consented to such modification or supplement.

2.16.12 Absolute Obligations of Borrowers. The obligations of Borrowers under this Agreement in respect of any Letter of Credit and under any other agreement or instrument relating to any Letter of Credit shall be unconditional and absolute and shall not be affected, modified or impaired, upon the happening at any time or from time to time of any of the following, whether or not with notice to or the consent of Borrowers:

2.16.12 (a) the compromise, settlement, release, modification, amendment (whether material or otherwise) or termination of any or all of the obligations, conditions, covenants or agreements of any Person in respect of any of the Credit Documents;

2.16.12 (b) the occurrence, or the failure by Agent, any Lender or any other Person to give notice to Borrowers of the occurrence, of any Event of Default or any default under any of the Credit Documents;

2.16.12 (c) the waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements of any Person contained in any of the Credit Documents;

2.16.12 (d) the extension of the time for performance of any other obligations, covenants or agreements of any Person under or arising out of any of the Credit Documents;

2.16.12 (e) the taking or the omission of any of the actions referred to in any of the Credit Documents;

2.16.12 (f) any failure, omission or delay on the part of Agent, any Lender, Borrowers or the beneficiary of any Letter of Credit to enforce, assert or exercise any right, remedy, power or privilege conferred by this Agreement or any of the Credit Documents;

2.16.12 (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets of, the marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings which affect, Borrowers or any other party to any of the Credit Documents;

2.16.12 (h) any lack of validity or enforceability of this Agreement, any Letter of Credit or any other Credit Document, or any allegation of invalidity or unenforceability or any contest of such validity or enforceability;

2.16.12 (i) the existence of any claim, set-off, defense or other right which Borrowers may have at any time against Agent, any Lender or any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom the Lender or any such beneficiary or transferee may be acting), or any other Person, whether in connection with this Agreement or any of the other Credit Documents or any of the transactions contemplated by any Credit Document;

2.16.12 (j) any statement in any certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any such statement being untrue or inaccurate in any respect whatsoever;

2.16.12 (k) the release or discharge by operation of law (to the extent permitted thereby) of Borrowers from the performance or observance of any obligation, covenant or agreement contained in any of the Credit Documents pertaining to the Letters of Credit except for any such release or discharge which results from the Agent’s gross negligence or willful misconduct;

2.16.12 (l) payment by the Agent under any Letter of Credit against presentation of a demand or certificate which does not comply with the terms of such Letter of Credit except for any such payment resulting from the Agent’s gross negligence or willful misconduct; or

2.16.12 (m) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided the same shall not have constituted gross negligence or willful misconduct of the Agent.

2.16.13 Indemnification. Without affecting Borrowers’ liability under any other provision of this Agreement, Borrowers agree to indemnify each of the Agent and Lenders and their respective affiliates, directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, damages or expenses incurred by any of them in connection with or by reason of any actual or threatened investigation, litigation or other proceeding (including, in respect of the Agent, any such investigations, litigation or other proceeding between the Agent and any Lender) relating to (a) the execution and delivery of any Letter of Credit; (b) the use of the proceeds of any drawing under any Letter of Credit; or (c) the transfer or substitution of, or payment or failure to pay under, any Letter of Credit, including the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding, but excluding damages, losses, liabilities or expenses to the extent incurred by reason of the willful misconduct or gross negligence of the Agent. It shall not be a condition to any such indemnification that the Agent or any Lender shall be a party to any such investigations, litigation or other proceeding. Nothing in this Section 2.16.13 is intended to limit Borrowers’ payment obligations under this Agreement.

2.16.14 Assumption of Risk. Borrowers assume all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to the use of the Letter of Credit. None of the Agent, any Lender nor any of their respective affiliates, officers, directors, employees, attorneys or agents shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or for any acts or omissions of any beneficiary of any Letter of Credit in connection with such Letter of Credit; (b) the validity, sufficiency or genuineness of documents presented to the Agent, or of any endorsement on such documents, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Agent against presentation of documents which do not comply with the terms of any Letter of Credit, including failure of any documents to bear any reference or adequate reference to such Letter of Credit; or (d) any other circumstances whatsoever in making or failure to make payment under any Letter of Credit; provided that Borrowers shall have a claim against the Agent to the extent of damages (other than any special or consequential damages) suffered by Borrowers which Borrowers prove were caused by the Agent’s willful misconduct or gross negligence. In furtherance and not in limitation of the foregoing, the Agent may accept documents that appear on their face to be in order, without responsibility for further investigation.

2.16.15 Reserves. The Borrowers acknowledge that the Agent will be required by applicable rules and regulations of the Federal Reserve Board to maintain reserves for its liability to honor draws made pursuant to a Letter of Credit notwithstanding the obligation of the Lenders for a participation in such Letter of Credit Liabilities. The Borrowers agree to reimburse the Agent promptly for all additional costs incurred by reason of any Regulatory Change that the Agent may hereafter incur solely by reason of its acting as issuer of the Letters of Credit and its being required to reserve for such liability, it being understood by the Borrowers that other interest and fees payable under this Agreement do not include compensation of the Agent for such reserves. The Agent shall furnish to the Borrowers, at the time of the Agent’s demand for payment of such additional costs, the computation of such additional cost, which shall be conclusive absent demonstrable error, provided that such computations are made on a reasonable basis. The Borrowers shall pay to the Agent administrative and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as the Agent and the Borrowers shall agree from time to time.

2.17.     Swingline Loans. The Swingline Lender hereby agrees to extend to the Borrowers’ Swingline Loans in the aggregate amount not to exceed Ten Million and No/100 Dollars ($10,000,000.00), on the following terms and conditions.

2.17.1 Use of Proceeds of Swingline Loans. The Borrowers may use the proceeds of Swingline Loans for any purpose permitted for the proceeds of the Revolving Credit Loan under Section 2.2 of this Agreement. Swingline Loans shall be applied to reduce the amount of the Revolving Credit Loan.

2.17.2 Swingline Note. The Swingline Loans shall be evidenced by the Swingline Note.

2.17.3 Funding of Swingline Loans Advanced Pursuant to Borrowing Notices.

2.17.3 (a) Applicability. Except for Swingline Loans made pursuant to Account Agreements as provided in Section 2.17.4 hereof, the funding of Swingline Loans shall be subject to this Section 2.17.3.

2.17.3 (b) Borrowing Notices. As long as the Borrowers meet the conditions for funding stated in this Agreement, the Borrowers may submit requests for Swingline Loans (“Swingline Borrowing Notices”) to the Swingline Lender. All requests shall be made in writing (or by telephone, subject to such security procedures as the Swingline Lender may require from time to time, provided that all telephonic notices shall be confirmed by written Swingline Borrowing Notices within one (1) Business Day) and shall specify the portion of the Swingline Loan to be borrowed by PLICO (if any); the proposed date of the requested disbursement and the aggregate amount of such disbursement. Each Swingline Borrowing Notice shall irrevocably obligate the Borrowers to accept the Swingline Loan requested thereby. Swingline Borrowing Notices shall be in such form as the Swingline Lender may from time to time require.

2.17.3 (c) Funding of Swingline Loans. The Swingline Lender shall fund Swingline Loans on the Business Day following the Business Day of the Swingline Lender’s receipt of the Swingline Borrowing Notice. All funds shall be disbursed directly into an account maintained by the Borrowers with the Swingline Lender. The Borrowers agree that if the Swingline Lender elects to fund any requested Swingline Loan(s) sooner after requested than is required hereunder, the Swingline Lender may nevertheless use the entire response period allowed hereunder upon receipt of any subsequent request, at its sole option.

2.17.4 Funding of Swingline Loans Advanced Pursuant to Cash Management Accounts. The Borrowers may have in effect from time to time separate agreements with the Swingline Lender or its affiliates (“Account Agreements”) establishing cash management procedures that may involve the automatic disbursement of Swingline Loans. The Account Agreements may be established using standardized forms that do not address the specific circumstances of the Swingline Loan. All Swingline Loans made pursuant to Account Agreements shall be deemed advanced on behalf of PLC only. To resolve potential inconsistencies between this Agreement and Account Agreements, the terms of this Agreement and of Account Agreements shall relate to one another as follows:

2.17.4 (a) Funding and Payment Procedures Controlled by Account Agreements. The Account Agreements shall control this Agreement as to (i) Section 2.17.3 hereof regarding funding procedures, and (ii) Interest Payment Dates, to the extent that an Account Agreement may provide for such payment more frequently than otherwise required under this Agreement.

2.17.4 (b) Certain Provisions Controlled by this Agreement. Notwithstanding any provision of an Account Agreement to the contrary, except as provided above in Section 2.17.4(a) hereof, the provisions of this Agreement shall control any Account Agreement to the extent that an Account Agreement may be inconsistent with this Agreement.

2.17.4 (c) Continuing Warranty Under Account Agreements. Because Account Agreements may provide for the making of Swingline Loans without formal draw requests from the Borrowers, the Borrowers agree that the Borrowers’ warranty under Section 2.17.5 hereof as to the satisfaction of all conditions to the right to receive Swingline Loans shall be a continuing one during any period that such an Account Agreement may be in effect. Therefore, any Swingline Loans funded by the Swingline Lender pursuant to an Account Agreement after the failure of a condition stated in Article III hereof shall be deemed made upon the affirmative misrepresentation of the Borrowers unless the Swingline Lender has received written notice of and waived the failed condition in writing.

2.17.5 Implied Representations Upon Request for Swingline Loan. Upon making any request for a Swingline Loan, the Borrowers shall be deemed to have warranted to the Swingline Lender that all conditions to funding are satisfied as of the submission of the request to the Swingline Lender.

2.17.6 Advance Not Waiver. The Swingline Lender’s making of any Swingline Loan that it is not obligated to make under any provision of Article III hereof or any other provision hereof shall not be construed as a waiver of the Swingline Lender’s right to withhold future Swingline Loans, notify Agent of a Default, or otherwise demand strict compliance with this Agreement.

2.17.7 Interest. Interest shall be charged and paid on each Swingline Loan as follows:

2.17.7 (a) Rate of Interest. Interest shall accrue on Swingline Loans at an annual rate equal to the Prime Rate, said rate to change contemporaneously with any change in the Prime Rate.

2.17.7 (b) Calculation of Interest. Interest shall be computed on the basis of a 360-day year counting the actual number of days elapsed.

2.17.7 (c) Payment of Interest. Interest shall be due and payable in arrears without notice on each Interest Payment Date.

2.17.7 (d) Default Rate. Notwithstanding the foregoing, upon the occurrence of a Default and during the continuation of such Default until it is cured or waived, interest shall be charged at the Default Rate, regardless of whether the Swingline Lender has elected to exercise any other remedies available to it, including, without limitation, acceleration of the maturity of the outstanding principal of the Swingline Loans. All such interest shall be paid at the time of and as a condition precedent to the curing of any such Default to the extent any right to cure is given in this Agreement.

2.17.7 (e) Usury Savings Provision. It is the intention of the parties that all charges under or in connection with this Agreement and the Obligations, however denominated, and including (without limitation) all interest, commitment fees, late charges and loan charges, shall be limited to the Maximum Lawful Amount. Such charges hereunder shall be characterized and all provisions of the Credit Documents shall be construed as to uphold the validity of charges provided for therein. If for any reason whatsoever, however, any charges paid or contracted to be paid in respect of the Swingline Loans shall exceed the Maximum Lawful Amount, then, ipso facto the obligation to pay such interest and/or other charges shall be reduced to the Maximum Lawful Amount in effect from time to time, and any amounts collected by Lender that exceed the Maximum Lawful Amount shall be applied to the reduction of the principal balance of the Swingline Loans and/or refunded to the Borrowers so that at no time shall the interest or loan charges paid or payable in respect of the Swingline Loans exceed the Maximum Lawful Amount. This provision shall control every other provision herein and in any and all other agreements and instruments now existing or hereafter arising between the Borrowers and the Swingline Lender with respect to the Swingline Loans.

2.17.8 Repayment of Principal. All remaining principal, interest and expenses outstanding under the Swingline Loans shall become due in full on the Termination Date or the earlier acceleration of the Revolving Credit Loan in accordance with the terms of this Agreement. A Borrower may at any time prepay the interest or principal on any outstanding Swingline Loans in whole or in part without premium or penalty.

2.17.9 Procedures Among Lenders Upon Default. Upon the occurrence of a Default, Lenders shall acquire participation interests in the outstanding Swingline Loans as necessary to cause each Lender to own a Pro Rata interest in the outstanding Swingline Loans, pursuant to such documentation as Agent may deem necessary. The obligation of each Lender to acquire such a participation interest shall be unconditional and, without limiting the foregoing, shall remain in effect irrespective of (i) the occurrence of any Default or Unmatured Default, (ii) the financial condition of the Borrowers, the Agent, the Swingline Lender or any other Lender or (iii) the termination or cancellation of the Revolving Credit Commitments (provided that such Swingline Loan was made prior to the date of such termination or cancellation). The Swingline Loans shall thereafter be administered by Lenders and Agent as though the Swingline Loans were amounts outstanding under the Revolving Credit Loan. Additionally, to this end, upon the occurrence and continuation of a Default, Agent may, in its discretion, and without the Borrowers’ consent, cause an advance to be made under the Revolving Credit Loan sufficient to repay the outstanding Swingline Loans, even if a Default is then outstanding.

2.18.     Withholding Tax Exemption. Each Lender that is not incorporated or organized under the laws of the United States of America, or a state thereof, shall, on or before the date such Lender becomes a party to this Agreement, deliver to each of the Borrowers and the Agent two duly completed copies of United States Internal Revenue Service Form W 8BEN, W 8ECI or W 8IMY, certifying that such Lender is entitled to receive payments under this Agreement and such Lender’s Revolving Credit Note without deduction or withholding of any United States federal income taxes. Each Lender that so delivers a Form W 8BEN, W 8ECI or W 8IMY further undertakes to deliver to each of the Borrowers and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires, becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from a required withholding or deduction of United States federal income tax or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrowers or the Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and such Lender’s Revolving Credit Note without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred after the Closing Date and prior to the date on which any such delivery would otherwise be required that renders all such forms inapplicable or that would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender promptly advises the Borrowers and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax. Each Lender that is incorporated or organized under the laws of the United States of America or a state thereof shall, within ten (10) days following the date such Lender becomes a party to this Agreement, deliver to the Borrowers and the Agent two duly completed copies of United States Internal Revenue Service Form W-9, certifying that such Lender is a United States person for United States federal income tax purposes. Each Lender further undertakes to deliver to the Borrowers and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires, becomes obsolete or otherwise becomes ineffective.

2.19.     Maximum PLICO Liability Amount. Notwithstanding anything to the contrary set forth elsewhere in this Agreement or any Credit Document, the liability of PLICO to the Lenders under this Agreement and the other Credit Documents shall be several and not joint with the liability of PLC under this Agreement and the other Credit Documents and shall not exceed the aggregate amount of the Loans (including principal, interest, fees and expenses) received, used by, or the portion of Letters of Credit issued for the account of PLICO in accordance with the provisions of Section 2.5.1 (in the case of Revolving Credit Loans), Section 2.16 (in the case of Letters of Credit) or Section 2.17.3 (in the case of Swingline Loans); provided, however PLC shall be liable for the full amount of the Obligations (including those portions of Loans received or used by PLICO and the portion of Letters of Credit issued for the account of PLICO) without limitation. If there is any doubt or uncertainty as to the Borrower for whose benefit a Loan has been received or used, such Loan shall be deemed to have been received by and used by or for the benefit of PLC. If there is any doubt or uncertainty as to the Borrower for whose benefit a Letter of Credit has been issued, such Letter of Credit shall be deemed to have been issued for the account of PLC and such Letter of Credit Liabilities attributable to such Letter of Credit shall be attributed to PLC.

ARTICLE III

CONDITIONS PRECEDENT

3.1.	Initial Advance. The Lenders shall not be required to make the initial Advance hereunder and the Agent shall not issue any Letters of Credit unless the Borrowers have furnished to the Agent, with sufficient copies for the Lenders:

(i)	A certificate of good standing from the Secretary of State of Delaware and certificate of existence from the Secretary of State of Alabama with respect to PLC and a certificate of good standing from the Secretary of State of Tennessee with respect to PLICO.

(ii)	Copies, certified by the Secretary or an Assistant Secretary of the Borrowers, of their certificates of incorporation, together with all amendments thereto, and by-laws and Board of Directors’ resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for any Lender) authorizing the execution of the Credit Documents.

(iii)	An incumbency certificate, executed by the Secretary or any Assistant Secretary of the Borrowers, which shall identify by name and title and bear the signature of the officers of the Borrowers authorized to sign the Credit Documents and to make borrowings hereunder, upon which certificate the Agent and the Lenders shall be entitled to rely until informed in writing by the Borrowers of any change.

(iv)	A certificate, signed by the Chief Financial Officer or the Chief Accounting Officer of the Borrowers, stating that on the initial Borrowing Date no Default or Unmatured Default has occurred and is continuing.

(v)	A written opinion of the Borrowers’ counsel, addressed to the Lenders in form and substance satisfactory to the Agent.

(vi)	Revolving Credit Notes payable to the order of each of the Lenders and the Swingline Note.

(vii)	Written money transfer instructions, in a form required by the Agent, addressed to the Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Agent may have reasonably requested.

(viii)	A duly completed compliance certificate as of March 31, 2004, in substantially the form of Exhibit 3.1(viii) hereto.

(ix)	Such other documents as any Lender or its counsel may have reasonably requested.

3.2.	Each Loan. The Lenders shall not be required to make or continue any Loan, unless on the applicable borrowing date or date of continuation:

(i)	There exists no Default or Unmatured Default.

(ii)	The representations and warranties contained in Article IV (other than Section 4.5) are true and correct as of such borrowing date or date of continuation.

        Each Borrowing Notice with respect to each such Loan shall constitute a representation and warranty by the Borrowers that the conditions contained in Section 3.2(i) and (ii) have been satisfied. Any Lender may require a duly completed compliance certificate in substantially the form of Exhibit 3.1(viii) hereto as a condition to making or continuing a Loan.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

        The Borrowers represent and warrant to the Lenders and the Agent that:

4.1.     Corporate Existence and Standing. Each of the Borrowers and its Significant Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

4.2.     Authorization and Validity. The Borrowers have the corporate power and authority and legal right to execute and deliver the Credit Documents and to perform their obligations thereunder. The execution and delivery by the Borrowers of the Credit Documents and the performance of their obligations thereunder have been duly authorized by proper corporate proceedings, and the Credit Documents constitute legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

4.3.     No Conflict; Government Consent. Neither the execution and delivery by the Borrowers of the Credit Documents, nor the consummation of the transactions provided for therein, nor compliance with the provisions thereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrowers or any of their Significant Subsidiaries or the Borrowers’ or any of their Significant Subsidiaries’ certificate or articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Borrowers or any of their Significant Subsidiaries are parties or are subject, or by which they, or their Property, are bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the Property of the Borrowers or any of their Significant Subsidiaries pursuant to the terms of any such indenture, instrument or agreement, other than such violations, conflicts or defaults which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Credit Documents, except such as would not have a Material Adverse Effect.

4.4.     Financial Statements. The March 31, 2004, consolidated financial statements of PLC and its Subsidiaries heretofore delivered to the Lenders were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of PLC and its Subsidiaries at such date and the consolidated results of their operations for the period then ended. The December 31, 2003 consolidated financial statements of PLICO and its Subsidiaries heretofore delivered to the Lenders were prepared in accordance with GAAP in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of PLICO and its Subsidiaries at such date and the consolidated results of the operations of PLICO and its Subsidiaries for the period then ended.

4.5.     Material Adverse Change. Since March 31, 2004, there has been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrowers and their Significant Subsidiaries which would have a Material Adverse Effect.

4.6.     Taxes. The Borrowers and their Significant Subsidiaries have filed all United States federal tax returns and all other tax returns required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrowers or any of their Significant Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which, in the good faith judgment of the Borrowers, adequate reserves have been provided. The United States income tax returns of the Borrowers and their Significant Subsidiaries have been audited by the Internal Revenue Service through the fiscal year ended December 31, 1997. No tax liens have been filed with respect to any such taxes. The charges, accruals and reserves on the books of the Borrowers and their Significant Subsidiaries with respect to any taxes or other governmental charges are adequate in the good faith judgment of the Borrowers.

4.7.     Litigation and Guaranteed Obligations. Except as disclosed on Exhibit 4.7 hereto, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened in writing against or affecting the Borrowers or any of their Significant Subsidiaries which could reasonably be expected to have a Material Adverse Effect. The Borrowers have no material Guaranteed Obligations not provided for or disclosed in the financial statements referred to in Section 4.4.

4.8.     List of Significant Subsidiaries. Exhibit 4.8 hereto contains an accurate list of all of the now existing Significant Subsidiaries of the Borrowers, setting forth their respective jurisdictions of incorporation and the percentage of their respective capital stock owned by the Borrowers or other Subsidiaries. All the issued and outstanding shares of capital stock of such Significant Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

4.9.     ERISA. Each Plan complies in all material respects with all applicable requirements of law and regulations, and no ERISA Event has occurred or is reasonably expected to occur with respect to any Plan. No Insufficiency exists with respect to any Plan. Neither PLC nor any ERISA Affiliate is required to contribute to or has ever had a liability to a Multiemployer Plan.

4.10.     Accuracy of Information. No information, exhibit or report furnished by the Borrowers or any of their Significant Subsidiaries to the Agent or any Lender in connection with the negotiation of, or compliance with, the Credit Documents contained any material misstatement of fact or purposely omitted to state a material fact.

4.11.     Regulation U. Margin stock (as defined in Regulation U) constitutes less than 25% of those assets of the Borrowers and their Significant Subsidiaries that are subject to any limitation on sale, pledge or other restriction hereunder.

4.12.     Material Agreements. Neither the Borrowers nor any Significant Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction that could reasonably be expected to have a Material Adverse Effect. Neither the Borrowers nor any Significant Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect. Neither the Borrowers nor any Significant Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument evidencing or governing Indebtedness.

4.13.     Compliance With Laws. The Borrowers and their Significant Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any Governmental Authority, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except where the failure so to comply could not reasonably be expected to have a Material Adverse Effect. Neither the Borrowers nor any Significant Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

4.14.     Investment Company Act. Neither the Borrowers nor any Significant Subsidiary thereof is an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

4.15.     Public Utility Holding Company Act. Neither the Borrowers nor any Significant Subsidiary is a “holding company” or a “subsidiary company” of a “holding company”, or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company”, within the meaning of the Public Utility Holding Company Act of 1935, as amended.

4.16.     Insurance Licenses. Each Significant Insurance Subsidiary holds active Licenses, and is authorized to transact insurance business, in each jurisdiction wherein it transacts any insurance business. No such License is the subject of a proceeding for suspension or revocation, there is no sustainable basis for such suspension or revocation, and to the Borrowers’ knowledge no such suspension or revocation has been threatened by any Governmental Authority.

4.17.     Ownership of Properties. On the Closing Date, the Borrowers and their Significant Subsidiaries have beneficial ownership of the property and assets reflected in the financial statements referred to in Section 4.4 as owned by them, free of all Liens other than Permitted Liens.

ARTICLE V

COVENANTS

        During the term of this Agreement, unless the Lenders shall otherwise consent in writing:

5.1.	Financial Reporting. PLC will maintain, for itself and each Consolidated Subsidiary, a system of accounting established and administered in accordance with GAAP and (where applicable) SAP, and furnish to the Lenders:

(i)	Within 95 days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants, acceptable to the Lenders, prepared in accordance with GAAP on a consolidated and consolidating basis (consolidating statements need not be certified by such accountants) for itself and the Consolidated Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows (solely with respect to the consolidated statements), accompanied by a certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

(ii)	Within 50 days after the close of each quarterly period of each of its fiscal years, for itself and the Consolidated Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating profit and loss statements and a consolidated statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its Chief Financial Officer or Chief Accounting Officer.

(iii)	Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit 3.1(viii) hereto signed by the Chief Financial Officer or Chief Accounting Officer of PLC showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

(iv)	In the event an Insufficiency exists, within 270 days after the close of each fiscal year, a statement of the Insufficiency with respect to each Plan, certified as correct by an actuary enrolled under ERISA.

(v)	Promptly upon the request of any of the Lenders, copies of all the most recent material reports and notices in connection with Plans that PLC or any Significant Subsidiary is required to file under ERISA with the Internal Revenue Service or the PBGC or the U.S. Department of Labor, or which PLC or any Significant Subsidiary receives from such Governmental Authorities.

(vi)	As soon as possible and in any event within 10 days after receipt by the Borrowers, a copy of (a) any notice or claim to the effect that the Borrowers or any of their Significant Subsidiaries are or may be liable to any Person as a result of the release by the Borrowers, any of their Significant Subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrowers or any of their Significant Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect.

(vii)	Upon the earlier of (i) 15 days after the regulatory filing date or (ii) 90 days after the close of each fiscal year of each Significant Insurance Subsidiary copies of the Annual Statement of each of the Significant Insurance Subsidiaries prepared on the NAIC annual statement blanks (or such other form as shall be required by the jurisdiction of incorporation of each such Significant Insurance Subsidiary), all such statements to be prepared in accordance with SAP consistently applied throughout the periods reflected therein; and within 15 days after the regulatory filing date, copies of such Annual Statements certified by independent certified public accountants reasonably acceptable to the Lenders if such certification is so required by any Governmental Authority.

(viii)	Promptly upon the filing thereof, copies of all Forms 10Q and 10K (other than earnings press releases) that PLC or any Significant Subsidiary files with the Securities and Exchange Commission and, upon request, any Forms A and B that any Significant Insurance Subsidiary files with any insurance commission or department or analogous Governmental Authority.

(ix)	Promptly upon the Borrowers’ receipt thereof, copies of reports, notices, or claims prepared by or on behalf of any Governmental Authority with respect to any adverse action or event that has resulted in the reduction by 10% or more in the capital and surplus of any Significant Insurance Subsidiary.

(x)	Promptly and in any event within 10 days after learning thereof, notification of any change after the Closing Date of any rating given (a) by S&P with respect to PLC or any Consolidated Subsidiary or (b) by A.M. Best & Co. with respect to any Significant Insurance Subsidiary.

(xi)	Such other information (including, without limitation, non-financial information) as the Agent or any Lender may from time to time reasonably request.

5.2.	Use of Proceeds. The Borrowers will, and will cause each Subsidiary to, use the proceeds of the Loans as set forth in Section 2.2. The Borrowers will not, nor will they permit any Subsidiary to, use any of the proceeds of the Loans to purchase or carry any “margin stock” (as defined in Regulation U).

5.3.	Notice of Default. The Borrowers will give prompt notice in writing to the Agent and the Lenders of (i) the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, that could reasonably be expected to have a Material Adverse Effect, (ii) the receipt of any notice from any Governmental Authority of the expiration without renewal, revocation or suspension of, or the institution of any proceedings to revoke or suspend, any License now or hereafter held by any Significant Insurance Subsidiary which is required to conduct insurance business in compliance with all applicable laws and regulations, other than such expiration, revocation or suspension or institution of such proceedings that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (iii) the receipt of any notice from any Governmental Authority of the institution of any disciplinary proceedings against or with respect to any Significant Insurance Subsidiary, or the issuance of any order, the taking of any action or any request for an extraordinary audit for cause by any Governmental Authority which is reasonably expected to have a Material Adverse Effect or (iv) any judicial or administrative order limiting or controlling the insurance business of any Significant Insurance Subsidiary (and not the insurance industry generally) which has been issued or adopted and which could reasonably be expected to have a Material Adverse Effect.

5.4.	Conduct of Business. The Borrowers will, and will cause each Significant Subsidiary to, do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except where such failure to do so would not have a Material Adverse Effect. The Borrowers will cause each Significant Insurance Subsidiary to (i) carry on or otherwise be associated with the business of a licensed insurance carrier and (ii) do all things necessary to renew, extend and continue in effect all Licenses that may at any time and from time to time be necessary for such Significant Insurance Subsidiary to operate its insurance business in compliance with all applicable laws and regulations; provided, however, that any such Significant Insurance Subsidiary may withdraw from one or more states as an admitted insurer or change the state of its domicile, if such withdrawal or change is in the best interests of the Borrowers and such Significant Insurance Subsidiary.

5.5.	Taxes. The Borrowers will, and will cause each Significant Subsidiary to, pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except where the failure to file has not had and would not reasonably be expected to have, a Material Adverse Effect, and except those that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

5.6.	Insurance. The Borrowers will, and will cause each Significant Subsidiary to, maintain with financially sound and reputable insurance companies insurance on all or substantially all of its Property in such amounts and covering such risks, and with such risk retention or self-insurance, as is consistent with sound business practice for Persons in substantially the same industry as the Borrowers or such Significant Subsidiary, and the Borrowers will furnish to any Lender upon request full information as to the insurance carried and any applicable risk retention or self-insurance.

5.7.	Compliance with Laws. The Borrowers will, and will cause each Significant Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

5.8.	Maintenance of Properties. The Borrowers will, and will cause each Significant Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except where the failure to so maintain, preserve, protect and repair could not reasonably be expected to have a Material Adverse Effect.

5.9.	Inspection. The Borrowers will, and will cause each Significant Subsidiary to, permit the Lenders, by their respective representatives and agents, to inspect any of the Property, corporate books and financial records of the Borrowers and each Significant Subsidiary, to examine and make copies of the books or accounts and other financial records of the Borrowers and each Significant Subsidiary, and to discuss the affairs, finances and accounts of the Borrowers and each Significant Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may designate.

5.10.	Merger, Consolidation and Sale of Assets. The Borrowers will not, nor will they permit any Significant Subsidiary to, merge or consolidate with or into, or sell, lease or otherwise transfer all or any Substantial Portion of its assets to any other Person, except that (a) either Borrower or a Significant Subsidiary may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) either Borrower or a Significant Subsidiary is the corporation surviving such merger (provided that in a merger of either Borrower and a Significant Subsidiary, such Borrower shall be the corporation surviving such merger) and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing and (b) Subsidiaries (other than PLICO) may merge with one another or into either Borrower. The foregoing limitation on merger and consolidation and the sale, lease or other transfer of assets shall not prohibit (i) sales of investment assets in the ordinary course of business and (ii) during any fiscal quarter, a merger, consolidation or any transfer of assets (in a single transaction or a series of related transactions) unless the aggregate assets that are the subject of such merger or consolidation or to be so transferred, when combined with all other assets transferred (including as the result of a merger or consolidation) during such fiscal quarter and the immediately preceding 3 fiscal quarters, constituted more than 15% of Consolidated Total Assets at the end of the most recent fiscal year.

5.11.	Liens. PLC will not, nor will it permit any Significant Subsidiary to, create, incur or suffer to exist any Lien in, of or on any Property, except for Permitted Liens.

5.12.	Adjusted Consolidated Net Worth. PLC will maintain at all times Adjusted Consolidated Net Worth equal to not less than the sum of (i) $1,400,000,000 plus (ii) 25% of the consolidated net income of PLC and its Subsidiaries as reflected in the financial statements, if positive, earned after December 31, 2003, through the last day of the most recent fiscal quarter for which statements were delivered or required to have been delivered to the Lenders pursuant to Section 5.1, taken as one accounting period, minus (iii) PLC’s consolidated allowance for potential future losses on investments at the end of such fiscal quarter.

5.13.	Ratio of Adjusted Consolidated Indebtedness to Consolidated Capitalization. PLC will maintain at all times a ratio of Adjusted Consolidated Indebtedness to Consolidated Capitalization of not more than 0.4 to 1.0.

5.14.	Total Adjusted Capital of PLICO. PLICO will maintain at all times Total Adjusted Capital in an amount not less than 4.0 times PLICO’s Authorized Control Level Risk-Based Capital. As used herein the terms “Total Adjusted Capital” and “Authorized Control Level Risk-Based Capital” have the meanings attributed thereto in the Risk-Based Capital (RBC) for Life and/or Health Insurers Model Act adopted by the NAIC in December 2000, as the same may be modified, supplemented or amended from time to time.

5.15.	Ratio of Unconsolidated Cash Inflow Available for Interest Expense to Adjusted Consolidated Interest Expense. PLC will maintain, on a rolling four quarter basis, a ratio of (i) Unconsolidated Cash Inflow Available for Interest Expense to (ii) Adjusted Consolidated Interest Expense of not less than 2.0 to 1.0.

5.16.	Affiliates. PLC will not, and will not permit any Significant Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make payments or transfer to, any Affiliate (other than a Wholly-Owned Subsidiary) except (i) any such transactions, payments or transfers with or to such Affiliates as are made in the ordinary course of business and pursuant to the reasonable requirements of PLC’s or such Significant Subsidiary’s business and upon fair and reasonable terms no less favorable to PLC’s or such Significant Subsidiary than PLC or such Significant Subsidiary would obtain in a comparable arms-length transaction and (ii) any such other transactions, payments or transfers with or to such Affiliates as could not reasonably be expected to have a Material Adverse Effect.

5.17.	Compliance with ERISA. The Borrowers will not (i) terminate, or permit any ERISA Affiliate to terminate, any Plan so as to result in any material (in the opinion of the Lenders) liability of the Borrowers or an ERISA Affiliate to the PBGC; (ii) permit to exist any occurrence of any Reportable Event (as defined in Title IV of ERISA), or any other event or condition, that presents a material (in the opinion of the Lenders) risk of such a termination by the PBGC of any Plan so as to result in any material (in the opinion of the Lenders) liability of the Borrowers or any ERISA Affiliate to the PBGC; (iii) be an “employer” (as defined in Section 3(5) of ERISA), or permit any ERISA Affiliate to be an “employer”, required to contribute to any Multiemployer Plan; or (iv) fail to comply in all material respects with any laws or regulations applicable to any Plan.

ARTICLE VI

DEFAULTS

        The occurrence of any one or more of the following events shall constitute a Default:

6.1.     Any representation or warranty made or deemed made by or on behalf of the Borrowers or any of their Subsidiaries to the Lenders or the Agent under or in connection with this Agreement, any Loan or any certificate or written information delivered in connection with this Agreement or any other Credit Document shall be materially false on the date as of which made.

6.2.     Nonpayment of principal of any Loan when due, or nonpayment of interest upon any Loan or of any facility fee or other Obligation under any of the Credit Documents.

6.3.     The breach by the Borrowers of any of the terms or provisions of Section 5.2, 5.10, 5.11, 5.12, 5.13 and 5.15.

6.4.     The breach by the Borrowers (other than a breach that constitutes a Default under Section 6.1, 6.2 or 6.3) of any of the terms or provisions of this Agreement, and the continuance of such breach for a period of 30 days after there has been given, by registered or certified mail, to the Borrowers by the Agent a written notice specifying such breach and requiring it to be remedied and stating that such notice is a “notice of default” hereunder.

6.5.     Failure of the Borrowers or any of their Subsidiaries to pay when due or within any applicable cure periods any Indebtedness, if the aggregate amount of all such Indebtedness involved exceeds $15,000,000; or if any event or condition shall occur that results in any Indebtedness of the Borrowers or any Subsidiary being declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment or a payment made in the ordinary course of business and pursuant to a contractual obligation) prior to the stated maturity thereof, if the aggregate amount of all such Indebtedness involved exceeds $15,000,000; or the Borrowers or any of PLC’s Subsidiaries shall not pay, or admit in writing their inability to pay, their debts generally as they become due.

6.6.     The Borrowers or any of their Significant Subsidiaries shall (i) have an order for relief entered with respect to them under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for them or any Substantial Portion of their Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate them bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of them or their debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding, filed against them, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 6.6 or (vi) fail to contest in good faith any appointment or proceeding described in Section 6.7.

6.7.     Without the application, approval or consent of the Borrowers or any of their Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrowers or any of PLC’s Significant Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 6.6(iv) shall be instituted against the Borrowers or any of PLC’s Significant Subsidiaries, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days.

6.8.     Any Governmental Authority shall condemn, seize or otherwise appropriate, or take custody or control of (each a “Condemnation”), all or any portion of the Property of the Borrowers or any of PLC’s Significant Subsidiaries which, when taken together with all other Property of the Borrowers and PLC’s Significant Subsidiaries so condemned, seized, appropriated or taken custody or control of, during the twelve-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial Portion.

6.9.     The Borrowers or any of PLC’s Subsidiaries shall fail within 45 days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $15,000,000, which is not stayed on appeal or otherwise being appropriately contested in good faith.

6.10.     (i) Any ERISA Event shall have occurred or (ii) the sum of the aggregate Insufficiencies of all Plans shall exceed $15,000,000.

6.11.     Any Governmental Authority having jurisdiction shall prohibit or further limit the payment or distribution by PLICO or any other Significant Insurance Subsidiary to PLC of dividends, principal or interest payments or management fees, if such prohibition or further limitation could reasonably be expected to have a Material Adverse Effect.

6.12.     The Borrowers or any of PLC’s Subsidiaries shall be the subject of any proceedings or investigation of any toxic or hazardous waste or substance into the environment, or any violation of any federal, state or local environmental, health or safety law or regulation, which, in either case, could reasonably be expected to have a Material Adverse Effect.

6.13.     Any Change in Control shall occur.

6.14.     Any License of any Insurance Subsidiary held by such Insurance Subsidiary on the Closing Date or acquired by such Insurance Subsidiary thereafter, the loss of which would have, in the reasonable judgment of the Lenders, a Material Adverse Effect (i) shall be revoked by a final non-appealable order by the state that issued such License, or any action (whether administrative or judicial) to revoke such License shall have been commenced against such Insurance Subsidiary which shall not have been dismissed or contested in good faith within 30 days of the commencement thereof, (ii) shall be suspended by such state for a period in excess of 30 days or (iii) shall not be reissued or renewed by such state upon the expiration thereof following application for such reissuance or renewal by such Insurance Subsidiary.

6.15.     A federal tax lien shall attach against the Borrowers or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrowers or any Subsidiary under Section 4068 of ERISA in an amount that would have, in the reasonable judgment of the Lenders, a Material Adverse Effect and in either case such lien shall remain undischarged for a period of 60 days after the attachment or filing, as the case may be.

ARTICLE VII

REMEDIES

        Upon the happening of any Default:

7.1.     Default Rate. Agent shall at the direction, or may with the consent, of the Required Lenders declare the Obligations to thereafter bear interest at the Default Rate until such Default is cured or no longer exists.

7.2.     Termination of Commitments. As provided in Article III hereof, Lenders shall not be obligated to advance any additional Loans. Agent shall at the direction, or may with the consent, of the Required Lenders terminate the obligation of Lenders to advance any additional Loans.

7.3.     Letters of Credit. At the option of the Required Lenders, the Agent may treat all then outstanding Letters of Credit as if drafts in the full amount available to be drawn thereunder had been properly drawn thereunder and paid by the Agent and the Borrowers had failed or refused to reimburse the Agent for the amount so paid within the time permitted under this Agreement. The Borrowers shall, promptly upon demand of the Agent, deposit in cash with the Agent an amount equal to the amount of all Letter of Credit Liabilities then outstanding, as collateral security for the repayment thereof, which deposit shall be held by the Agent under the provisions of Section 10.22.

7.4.     Acceleration. Agent may, by written notice to the Borrowers, declare the entire principal amount of all Obligations then outstanding, including interest accrued thereon, to be immediately due and payable without presentment, demand, protest, notice of protest, or dishonor or other notice of default of any kind, all of which are hereby expressly waived.

7.5.     Setoff. Any Lender may, to the extent of the amount of the Obligations, exercise its lien upon and right of setoff against any monies, items, credits, deposits or instruments that such Lender may have in its possession and which belong to the Borrowers or to any other person or entity liable for the payment of any or all of the Obligations.

7.6.     Other Remedies. Lenders and Agent may exercise any right that they may have under any other document evidencing or securing the Obligations or otherwise available to Lenders or Agent at law or equity.

ARTICLE VIII

THE AGENT

8.1.     Appointment of Agent. Lenders hereby appoint Agent to act as specified in this Article VIII. Agent’s duties hereunder are administrative and ministerial in nature, and Agent’s capacity is that of an independent contractor for Lenders. Agent is not a trustee or other fiduciary for Lenders, and Agent has no duties whatsoever to Lenders except as expressly set forth in this Agreement.

8.2.     Powers of Agent.

8.2.1 Administration of Loans. Except as otherwise provided in this Section 8.2, Agent shall have the exclusive power and authority to (i) give all consents and approvals, issue waivers and amendments, enforce the Credit Documents (including, but not limited to, the power to enforce the Credit Documents in any relevant case under the Bankruptcy Code) and otherwise take all actions permitted of Agent under this Agreement or any other Credit Document, (ii) give all consents and approvals, issue waivers and amendments, enforce the Credit Documents (including, but not limited to, the power to enforce the Credit Documents in any relevant case under the Bankruptcy Code) and otherwise take all actions permitted of Lenders under this Agreement or any other Credit Document, excepting only those matters that the Credit Documents specifically reserve for the respective Lenders severally (such as the computation of LIBOR charges unique to the circumstances of a given Lender), (iii) receive all payments, notices and other deliveries and communications to be given Lenders or Agent under this Agreement or any other Credit Document, and (iv) to perform such actions as are incidental to any of the foregoing.

8.2.2 Matters Reserved to Required Lenders. Absent the prior approval of the Required Lenders, Agent shall not waive or amend any provision of this Agreement or any other Credit Document.

8.2.3 Matters Reserved to all Lenders. Absent the prior approval of all Lenders, Agent shall not forgive any principal included in the Obligations; waive or amend any interest rate applicable to the Obligations; waive or amend the Termination Date; amend the expiry date of a Letter of Credit to any date beyond the Termination Date; waive or amend the amount of any Lender’s Revolving Credit Commitment; waive a Default arising from non-payment of any principal or interest due on the Obligations; accelerate the maturity of the Obligations; or amend the definitions of Pro Rata Share or Required Lenders.

8.3.     Duties of Agent.

8.3.1 Specific Duties of Agent: Standard of Care. Agent shall (i) remit to each Lender, with reasonable promptness, the appropriate Pro Rata Share of payments received or other amounts collected on account of the Obligations, (ii) forward to Lenders, with reasonable promptness, counterparts or copies of Borrowing Notices, financial reports and other information that may be delivered to Agent by the Borrowers pursuant to the requirements of the Credit Documents, (iii) notify Lenders of any Unmatured Default or Default known to Agent, in accordance with Section 8.7 below, and (iv) otherwise administer the Loans through the exercise of such of the powers granted herein as Agent deems appropriate from time to time. Agent shall have no liability to Lenders for any action or inaction relating to this Agreement or the other Credit Documents, except for actual losses caused by its gross negligence or reckless or willful misconduct.

8.3.2 Limitations on Agent’s Duties. Agent shall not be obligated to take any action hereunder or under any other Credit Document (i) if such action would, in the opinion of Agent, be contrary to applicable law, this Agreement or the other Credit Documents, (ii) if it shall not first be specifically indemnified to its satisfaction against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action, (iii) if it would likely subject Agent to a tax in any jurisdiction where it is not then subject to a tax, (iv) if it would likely require Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless Agent receives security or indemnity satisfactory to it against any tax or other liability in connection with such qualification or resulting from the taking of such action in connection therewith, or (v) if it would likely subject Agent to in personam jurisdiction in any location where it is not then so subject.

8.3.3 Agent’s Right to Require Instructions in Performance of Duties. If Agent, in its sole and absolute discretion, requests instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement or any other Credit Document for which the approval of the Required Lenders or all Lenders is not otherwise required, Agent shall be entitled, at its option, to refrain from such action, or to continue such inaction, unless and until Agent shall have received such instructions, and Agent shall incur no liability by reason of so acting or refraining from action. No Lender shall have any right of action whatsoever against Agent as a result of Agent’s acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders in such a case.

8.3.4 Agent’s Reliance on Others in Performance of Duties. Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, consent, certificate, telex, teletype or facsimile message, order or other documentary, teletransmission or telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person. Agent may consult with legal counsel (including counsel for the Borrowers), accountants and other experts selected by it with respect to all matters pertaining to this Agreement and the other Credit Documents and its duties hereunder and thereunder and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel (including counsel for the Borrowers), accountants or experts.

8.3.5 Sharing of Information. Except as otherwise expressly provided in this Article VIII, Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information concerning the business, prospects, operations, properties, financial or other condition or creditworthiness of the Borrowers or any other Person that may come into its possession, whether before the making of the initial Loans or at any time or times thereafter. All notices to be given to the Borrowers by a Lender hereunder shall be concurrently given to Agent and all other Lenders.

8.4.     Indemnification of Agent. To the extent Agent is not reimbursed by or on behalf of the Borrowers, and without limiting the obligation of the Borrowers to do so, Lenders will reimburse and indemnify Agent, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees and expenses) or disbursements of any kind or nature whatsoever that may at any time (including at any time following the indefeasible repayment in full of the Loans) be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or any other Credit Document or the transactions contemplated thereby or any action taken or omitted by Agent under or in connection with any of the foregoing, and in particular will reimburse Agent for out-of-pocket expenses promptly upon demand by Agent therefor; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements finally determined by a court of competent jurisdiction and not subject to any appeal or pursuant to arbitration to have resulted from Agent’s gross negligence or reckless or willful misconduct. Agent may offset any amounts due Agent by any Lender against obligations of Agent to that Lender.

8.5.     No Representations by Agent. Each Lender acknowledges that neither Agent nor any of its officers, directors, employees, attorneys, accountants or agents has made any representation or warranty to it regarding the Borrowers, the Loans, or otherwise relating to this Agreement. Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any other Credit Document or in any document, instrument, certificate or other writing delivered in connection herewith or therewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrowers or any other Person, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrowers or any other Person or the existence or possible existence of any Unmatured Default or Default.

8.6.     Independent Investigations by Lenders. Each Lender acknowledges that, independently and without reliance upon Agent or any other Lender and based on such documents and information as it has deemed and may deem appropriate, (i) it has made its own appraisal of and investigation into the business, prospects, operations, properties, financial and other condition and creditworthiness of the Borrowers in connection with its decision to enter into this Agreement and extend credit to Borrowers hereunder, and (ii) it will continue to make its own credit analysis, appraisals and decisions in taking or not taking action hereunder.

8.7.     Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Unmatured Default or Default, other than any Unmatured Default or Default arising out of the failure to pay any principal, interest, fees or other amounts payable to Agent for the account of Lenders, unless Agent has received written notice from the Borrowers or a Lender describing such Unmatured Default or Default and stating that such notice is a “notice of default.” In the event that Agent receives such a notice, Agent shall give notice thereof to Lenders as soon as reasonably practicable; provided, however, that if any such notice has also been furnished to Lenders, Agent shall have no obligation to notify Lenders with respect thereto. Each Lender shall promptly give Agent such a notice upon its actual knowledge of an Unmatured Default or a Default; provided, however, that the failure of any Lender to deliver such notice in the absence of gross negligence or reckless or willful misconduct shall not affect its rights hereunder or under the other Credit Documents.

8.8.     Funding of Loans Pursuant to Borrowing Notices. Promptly following receipt of notice from Agent that a Borrowing Notice has been submitted, and provided that all conditions to funding are believed to have been satisfied, each Lender shall transfer to a designated account with Agent that Lender’s Pro Rata Share of the requested funding. The transfer of funds shall occur within the time required for funding under this Agreement; provided, however, no Lender shall be obligated to fund a LIBOR Loan earlier than three (3) Business Days after its receipt of notice of the borrowing from Agent. Should any Lender fail to timely fund its Pro Rata Share of a requested Loan, Agent may, but shall be under no obligation whatsoever to, advance to the Borrowers the defaulted Lender’s Pro Rata Share of the requested Loan. If such an advance is made, it shall be deemed an advance by Agent for the account of the defaulting Lender and shall bear interest at the rate applicable to the Loan funded by the advance, payable on demand.

8.9.     Agent in its Individual Capacity. With respect to its Commitments, and the Loans made by it, Agent shall have the same rights and powers under the Credit Documents as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms “Lenders,” “Required Lenders,” and any similar terms shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender. Agent may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with the Borrowers or any of their respective Affiliates as if it were not performing the servicing duties specified herein, and may accept fees and other consideration from the Borrowers for services in connection with this Agreement and otherwise without having to disclose or account for the same to Lenders.

8.10.     Holders. Agent may deem and treat the payee of any Note as the holder thereof and Lender hereunder for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof purportedly executed by the payee, as the case may be, shall have been filed with Agent. Any request, authority or consent of any Person that, at the time of making such request or giving such authority or consent, is the holder of any Note according to Agent’s information, shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

8.11.     Successor Agent. Agent may resign at any time upon sixty (60) days’ prior written notice to the Borrowers and Lenders. Agent may be removed upon Agent’s insolvency, liquidation or the appointment of a receiver for Agent, and by action of the Required Lenders, at any time upon sixty (60) days’ prior written notice to the Borrowers and Agent. Such resignation or removal, as the case may be, shall take effect upon the appointment of a successor Agent as provided herein. The Required Lenders will appoint from among Lenders a successor Agent. If no successor Agent shall have been appointed within such sixty (60) day period, Agent may appoint, after consulting with Lenders and the Borrowers, a successor agent from among Lenders, who shall serve as Agent until such time, if any, as the Required Lenders shall have appointed a successor Agent as provided hereinabove. Upon the written acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents. After any retiring Agent’s resignation as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

8.12.     Sharing of Payments, etc. Each Lender agrees that if it shall, through the exercise of a right of banker’s lien, set-off, counterclaim or otherwise, obtain payment with respect to the Obligations which results in its receiving more than its Pro Rata Share of the aggregate payments with respect to all of the Obligations, then (a) such Lender shall be deemed to have simultaneously purchased from the other Lenders a share in the Obligations so that the amount of the Obligations held by each of Lenders shall continue to equal their respective Pro Rata Shares, and (b) such other adjustments shall be made from time to time as shall be equitable to insure that Lenders share such payments ratably. No Lender shall exercise its banker’s lien, set-off or other right to accomplish such payment absent Agent’s prior consent.

8.13.     Payments Between Agent and Lenders. All payments by Agent to any Lender, and all payments by any Lender to Agent, under the terms of this Agreement shall be made by wire transfer in immediately available funds to the receiving party’s address specified for notices in this Agreement. If any of Lenders fail to pay when due any sum payable to Agent, then, except as otherwise provided in Section 8.8 hereof, such sum shall bear interest until paid at the interest rate per annum for overnight borrowing by the payee from the Federal Reserve Bank for the period commencing on the date such payment was due and ending on, but excluding, the date such payment is made.

8.14.     Bankruptcy Provisions. Should the Borrowers become parties to a case under the Bankruptcy Code, each Lender shall be entitled to file its own claim, to the extent such a filing may be necessary. Agent shall review each claim before being filed by a Lender to assure that the claim is filed on a basis consistent with Agent’s records and Agent’s legal positions taken pursuant to this Agreement. Should the Borrowers become parties to a reorganization proceeding under the Bankruptcy Code, each Lender shall be recognized as the holder of a separate claim for the purpose of the approval or rejection of a Plan under 11 U.S.C. § 1126, may freely vote such claim, and the provisions of that Section shall control the other provisions of this Agreement that otherwise require the consent of the Required Lenders or all Lenders in certain circumstances. Agent shall continue to administer the Revolving Credit Loan on behalf of Lenders, as they may be amended by any adopted Plan of Reorganization.

8.15.     Procedures for Notices and Approvals. All notices given among Lenders and Agent with respect to this Agreement or the other Credit Documents shall be given in the manner provided in this Agreement. Additionally, should Agent request Lenders’ approval of any matter, each Lender shall respond in writing within five (5) Business Days after the Business Day on which the request was received.

8.16.     Amendments to Article VIII. No provision of this Article VIII may be amended or waived absent the prior written consent of all Lenders and Agent. The Borrowers’ approval shall not be required for the amendment or waiver of any provision of this Article VIII; provided, however, the Borrowers’ written consent shall be required for any amendment of this Article VIII that would eliminate the position of Agent.

ARTICLE IX

BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATION

9.1.     Successors and Assigns. The terms and provision of the Credit Documents shall be binding upon and inure to the benefit of the Borrowers and the Lenders and their respective successors and assigns, except that (i) the Borrowers shall not have the right to assign their rights or obligations under the Credit Documents, and (ii) any assignment by any Lender must be made in compliance with Section 9.2. Notwithstanding clause (ii) of the immediately preceding sentence, any Lender may at any time, without the consent of the Borrowers or the Agent, but with concurrent notice to the Borrowers and the Agent, assign all or any portion of its rights under this Agreement and its Note to (a) a Federal Reserve Bank; provided, however, that no such assignment shall release the transferor Lender from its obligations hereunder, or (b) such Person that, immediately prior to such assignment, was a Lender; provided however that such person has an office located in the United States of America and is acting through such office with respect to this Agreement. The Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 9.2, in the case of an assignment thereof, or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Credit Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

9.2.     Participations and Assignments.

    (a)        Lenders may, from time to time, in their sole discretion, and with concurrent notice to the Borrowers, sell participations in any credit subject hereto to such other investors or financial institutions as it may elect. Lenders and Agent may from time to time disclose to any participant or prospective participant such information as they may have regarding the financial condition. operations, and prospects of the Borrowers, which participant agrees to keep such information confidential.

    (b)        At any time after the Closing Date each Lender may, with the prior consent of the Agent and the Borrowers (so long as no Default or Unmatured Default exists), which consent shall not be unreasonably withheld, assign to one or more banks or financial institutions all or a portion of its rights and obligations under this Agreement (including all or a portion of the Note payable to its order); provided, that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender’s rights and obligations under this Agreement, (ii) for each assignment involving the issuance and transfer of Notes, the assigning Lender shall execute an Assignment and Acceptance and the Borrowers hereby consent to execute a replacement Note or Notes to give effect to the assignment, (iii) the minimum commitment which shall be assigned is $5,000,000 and (iv) such assignee has an office located in the United States of America and is acting through such office with respect to this Agreement. Upon such execution, delivery, approval and acceptance, from and after the effective date specified in each Assignment and Acceptance (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder or under such Note or Notes have been assigned or negotiated to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, as fully as if such assignee had been named as a Lender in this Agreement, and of a holder of such Note or Notes, and (y) the assignor shall, to the extent that rights and obligations hereunder or under such Note or Notes have been assigned or negotiated by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its future obligations under this Agreement. No assignee shall have the right to make any further assignment of its rights and obligations pursuant to this Agreement. Any Lender that makes an assignment (other than an assignment to an existing Lender or an Affiliate of a Lender) shall pay to the Agent a one-time administrative fee of $3,500, which fee shall not be reimbursed by the Borrowers.

    (c)        By executing and delivering an Assignment and Acceptance, the Lender-assignor and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) the assignment made under such Assignment and Acceptance is made under such Assignment and Acceptance without recourse; (ii) such assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any other person or the performance or observance by the Borrowers or any other person of any of its obligations under any Credit Document or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of all financial statements delivered pursuant to this Agreement, and such other Credit Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, the assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the Note and the other Credit Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender and a holder of such Note.

    (d)        The Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it.

    (e)        Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, the Agent shall give prompt notice thereof to the Borrowers.

ARTICLE X

GENERAL PROVISIONS

10.1.     Notices. All communications relating to this Agreement or any of the other Credit Documents shall be in writing and shall effective when be delivered by mail, overnight courier, special courier, facsimile or otherwise to the following addresses:

      If to the Borrowers:

      2801 Highway 280 South
      Birmingham, Alabama 35223
      Facsimile:    (205) 268-3642
      Attention:    Lance Black

      With a Copy To:

      2801 Highway 280 South
      Birmingham, Alabama 35223
      Facsimile:    (205) 268-3597
      Attention:    Barrie B. Stokes, Esq.,
                        Legal Department

      If to AmSouth or Agent:

      1900 Fifth Avenue North
      Upper Lobby, AmSouth Center
      Birmingham, Alabama 35203
      Facsimile:   (205) 801-0157
      Attention:    David A. Simmons

      With a Copy To:

      Maynard, Cooper & Gale, P.C.
      1901 6th Avenue North
      2400 AmSouth/Harbert Plaza
      Birmingham, Alabama 35203-2618
      Facsimile:    (205) 254-1999
      Attention:    J. Kris Lowry, Esq.

        If to the other Lenders, at the address set forth on the signature pages attached hereto. Any party may change its address for receipt of notice by written direction to the other parties hereto.

10.2.     Renewal, Extension, or Rearrangement. All provisions of this Agreement relating to Obligations shall apply with equal force and effect to each and all promissory notes executed hereafter which in whole or in part represent a renewal, extension for any period, increase, or rearrangement of any part of the Obligations originally represented by any part of such other Obligations.

10.3.     Application of Payments. Amounts received with respect to the Obligations shall be applied (i) first, to any expenses due Lenders or Agent, (ii) second, to accrued and unpaid interest under any of the Obligations, (iii) third, to reduce the unpaid principal portion of the Obligations (other than those arising from Hedge Agreements) in such manner as determined by Agent, and (iv) fourth, to any Obligations arising under Hedge Agreements (apportioned pro rata among them if more than one).

10.4.     Counterparts. This Agreement may be executed in counterparts with all signatures or by counterpart signature pages, and it shall not be necessary that the signatures of all parties be contained on any one counterpart. Each counterpart shall be deemed an original, but all of them together shall constitute one and the same instrument.

10.5.     Negotiated Document. This Agreement and the other Credit Documents have been negotiated by the parties with full benefit of counsel and should not be construed against any party as author.

10.6.     Consent to Jurisdiction: Exclusive Venue. The Borrowers hereby irrevocably consent to the jurisdiction of the United States District Court for the Northern District of Alabama and of all Alabama state courts sitting in Jefferson County, Alabama, for the purpose of any litigation to which Lenders or Agent may be a party and which concerns this Agreement or the Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Jefferson County, Alabama, unless Lenders and Agent agree to the contrary in writing.

10.7.     Not Partners: No Third Party Beneficiaries. The relationship of Lenders and the Borrowers is that of lenders and borrowers only, and neither is a fiduciary, partner or joint venturer of the other for any purpose. This Agreement has been executed for the sole benefit of Lenders, and no third party is authorized to rely upon Lenders’ rights or duties hereunder.

10.8.     No Reliance on Lenders’ Analysis. The Borrowers acknowledge and represent that, in connection with the Obligations, the Borrowers have not relied upon any financial projection, budget, assessment or other analysis by Lenders or Agent upon any representation by Lenders as to the risks, benefits or prospects of Borrowers’ business activities or present or future capital needs incidental thereto, all such considerations having been examined fully and independently by the Borrowers.

10.9.     No Marshaling of Assets. Lenders and Agent may proceed against collateral securing the Obligations and against parties liable therefor in such order as they may elect, and neither the Borrowers nor any surety or guarantor for the Borrowers nor any creditor of the Borrowers shall be entitled to require Lenders or Agent to marshal assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived.

10.10.     Business Days. If any payment date under the Obligations falls on a day that is not a Business Day, or if the last day of any notice period falls on such a day, the payment shall be due and the notice period shall end on the next following Business Day.

10.11.     Standard of Care: Limitation of Damages. Lenders and Agent shall be liable to the Borrowers only for matters arising from this Agreement or otherwise related to the Obligations resulting from such Lender’s or Agent’s gross negligence or reckless or willful misconduct, and liability for all other matters is hereby waived. Lenders and Agent shall not in any event be liable to the Borrowers for special or consequential damages arising from this Agreement or otherwise related to the Obligations.

10.12.     Incorporation of Schedules. All Schedules and Exhibits referred to in this Agreement are incorporated herein by this reference.

10.13.     Indulgence Not Waiver. Lenders’ or Agent’s indulgence in the existence of a default hereunder or any other departure from the terms of this Agreement shall not prejudice Lenders’ or Agent’s rights to declare a default or otherwise demand strict compliance with this Agreement.

10.14.     Cumulative Remedies. The remedies provided Lenders and Agent in this Agreement are not exclusive of any other remedies that may be available to Lenders and Agent under any other document or at law or equity.

10.15.     Amendment and Waiver in Writing. No provision of this Agreement can be amended or waived, except by a statement in writing signed by the party or parties against whom enforcement of the amendment or waiver is sought. Waivers and amendments may be executed by Agent on behalf of Lenders, subject to the requirements of Article VIII hereof requiring the consent of some or all of Lenders under certain circumstances.

10.16.     Entire Agreement. This Agreement and the other written agreements among the Borrowers, Lenders and Agent represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein. Provided, if there is a conflict between this Agreement and any other document executed contemporaneously herewith with respect to the Obligations, the provisions in this Agreement shall control.

10.17.     Severability. Should any provision of this Agreement be declared invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

10.18.     Time of Essence. Time is of the essence of this Agreement, and all dates and time periods specified herein shall be strictly observed.

10.19.     Applicable Law. The validity, construction and enforcement of this Agreement and all other documents executed with respect to the Obligations shall be determined according to the laws of Alabama applicable to contracts executed and performed entirely within that state.

10.20.     Captions Not Controlling. Captions and headings have been included in this Agreement for the convenience of the parties, and shall not be construed as affecting the content of the respective Sections.

10.21.     Facsimile Signatures. This Agreement may be executed by facsimile signatures, and shall be effective when Agent has received telecopy transmissions of the signature pages executed by all parties hereto; provided, however, that all parties shall deliver original executed documents to Agent promptly following the execution hereof.

10.22.     Termination. The termination of this Agreement shall not affect any rights of the Borrowers, the Lenders or the Agent or any obligation of the Borrowers, the Lenders or the Agent, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Obligations arising prior to or after such termination have been irrevocably paid in full. The rights granted to the Agent for the benefit of the Lenders hereunder and under the other Credit Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been paid in full after the termination hereof or the Borrowers have furnished the Lenders with an indemnification satisfactory to the Lenders with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until payment in full of the Obligations unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, the Agent or the Lenders are for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrowers shall be liable to, and shall indemnify and hold the Agent and the Lenders harmless for, the amount of such payment surrendered until the Agent and the Lenders shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent’s or the Lenders’ rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable. If on any date on which the Borrowers wish to pay the Obligations in full and terminate this Agreement, there are any outstanding Letters of Credit, the Borrowers shall, unless otherwise agreed by the Required Lenders in their sole discretion, make a cash prepayment to the Agent on such date in an amount equal to the then-outstanding Letter of Credit Liabilities, and the Agent shall hold such prepayment in an interest-bearing cash collateral account in the name and under the sole control of the Agent (which account shall bear interest at the Agent’s then-current rate for such accounts) as security for the Reimbursement Obligations and other Letter of Credit obligations. To the extent allowed by law, such account shall not constitute an asset of the Borrowers, or any of them, subject to their rights therein under this Section 10.22. The Agent shall from time to time debit such account for the payment of the Letter of Credit Liabilities as the same become due and payable and shall promptly refund any excess funds (including interest) held in said account to the Borrowers if and when no Letter of Credit Liabilities remain outstanding hereunder and all of the Obligations have been paid in full. The Borrowers shall remain liable for any Obligations in excess of the amounts paid from such account.

10.23.     Waiver of Jury Trial. THE BORROWERS, THE AGENT AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDERS, THE AGENT OR THE BORROWERS OR ANY OF THEM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS’ AND THE AGENT’S ENTERING INTO THIS AGREEMENT.

10.24.     Agreement Amends and Restates Original Credit Agreement. The Original Credit Agreement is amended and restated in its entirety by this Agreement. The proceeds of the Loans made on the Closing Date under this Agreement shall repay the Loans under the Original Credit Agreement. The promissory notes held by the Lenders to evidence the indebtedness owing by PLC to the Lenders under the Original Credit Agreement shall be retained by the Lenders in their files until this Agreement is terminated.

[signatures on following pages]

        IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Agreement.

                                                     PROTECTIVE LIFE CORPORATION

                                                     By:________________________

                                                     Print Name:________________

                                                     Title:_____________________

                                                     PROTECTIVE LIFE INSURANCE COMPANY

                                                     By:________________________

                                                     Print Name:________________

                                                     Title:_____________________

                                                              2801 Highway 280 South
                                                              Birmingham, Alabama 35223

                  Revolving
                  Credit Commitment

                  $55,000,000.00                     AMSOUTH BANK

                                                     By:________________________

                                                     Print Name:________________

                                                     Title:_____________________

                                                              Post Office Box 11007
                                                              Birmingham, Alabama 35288

                                                     Attention: Mr. David A. Simmons
                                                     Senior Vice President
                                                     Telephone Number: (205) 326-5924
                                                     Facsimile: (205) 801-0157

                  Revolving
                  Credit Commitment

                  $20,000,000.00                     SUNTRUST BANK

                                                     By:________________________

                                                     Print Name:________________

                                                     Title:_____________________

                                                              303 Peachtree Street, N.E., 3rd Floor
                                                              Atlanta, Georgia 30308

                                                     Attention: Mr. Frank Wrenn
                                                     Director
                                                     Telephone Number: (404) 658-4219
                                                     Facsimile: (404) 588-8833

                  Revolving
                  Credit Commitment

                  $20,000,000.00                     SOUTHTRUST BANK

                                                     By:________________________

                                                     Print Name:________________

                                                     Title:_____________________

                                                              420 North 20th Street
                                                              11th Floor, SouthTrust Tower
                                                              Birmingham, Alabama 35203

                                                     Attention: Kelly Peace
                                                     Assistant Vice President
                                                     Telephone Number: (205) 254-4090
                                                     Facsimile: (205) 254-6600

                  Revolving
                  Credit Commitment

                  $30,000,000.00                     WACHOVIA BANK, N.A.

                                                     By:________________________

                                                     Print Name:________________

                                                     Title:_____________________

                                                              301 South College Street
                                                              Charlotte, North Carolina  28288

                                                     Attention: Mr. William R. Goley
                                                     Director
                                                     Telephone Number: (704) 383-8180
                                                     Facsimile:  (704) 383-7611

                  Revolving
                  Credit Commitment

                  $25,000,000.00                     REGIONS BANK

                                                     By:________________________

                                                     Print Name:________________

                                                     Title:_____________________

                                                              417 North 20th Street, Suite 220
                                                              Birmingham, Alabama 35203

                                                     Attention: Mr. Ron Montgomery
                                                     Senior Vice President
                                                     Telephone Number: (205) 326-7170
                                                     Facsimile: (205) 326-7739

                  Revolving
                  Credit Commitment

                  $10,000,000.00                     U.S. BANK NATIONAL ASSOCIATION

                                                     By:________________________

                                                     Print Name:________________

                                                     Title:_____________________

                                                              One Firstar Plaza
                                                              Corporate Banking - 12th Floor
                                                              St. Louis, Missouri  63101

                                                     Attention: Mr. Gregory L. Dryden
                                                     Vice President
                                                     Telephone Number: (314) 418-3983
                                                     Facsimile: (314) 418-3859

                  Revolving
                  Credit Commitment

                  $10,000,000.00                     FIRST COMMERCIAL BANK

                                                     By:________________________

                                                     Print Name:________________

                                                     Title:_____________________

                                                              800 Shades Creek Parkway
                                                              Birmingham, Alabama  35209

                                                     Attention: Mr. James W. Brunstad
                                                     Senior Vice President
                                                     Telephone Number: (205) 868-4924
                                                     Facsimile: (205) 868-4898

                  Revolving
                  Credit Commitment

                  $10,000,000.00                     COMPASS BANK

                                                     By:________________________

                                                     Print Name:________________

                                                     Title:_____________________

                                                              15 South 20th Street, 2nd Floor
                                                              Birmingham, Alabama 35233

                                                     Attention: Mr. David Nabors
                                                     Vice President
                                                     Telephone Number: (205) 297-3992
                                                     Facsimile: (205) 297-3926

                  Revolving
                  Credit Commitment

                  $20,000,000.00                     MERRILL LYNCH BANK USA

                                                     By:________________________

                                                     Print Name:________________

                                                     Title:_____________________

                                                              15 West South Temple, Suite 300
                                                              Salt Lake City, UT  84101

                                                     Attention: Mr. David Millett
                                                     VP, Corporate Lending Officer
                                                     Telephone Number: (801) 526-8312
                                                     Facsimile: (801) 933-8641

                                                     AMSOUTH BANK, as Agent

                                                     By:________________________

                                                     Print Name:________________

                                                     Title:_____________________

                                                              315 Deaderick Street
                                                              2nd Floor, AmSouth Center
                                                              Nashville, Tennessee 37237-0905

                                                     Attention: Mr. Robert T. Page
                                                     Vice President
                                                     Telephone Number: (615) 748-2761
                                                     Facsimile: (615) 748-1501

EXHIBIT 2.3

REVOLVING CREDIT NOTE

$__________                                                                                                                                    Birmingham, Alabama
                                                                                                                                                                       July 30, 2004

        FOR VALUE RECEIVED, PROTECTIVE LIFE CORPORATION, a Delaware corporation (“PLC”) and PROTECTIVE LIFE INSURANCE COMPANY, a Tennessee corporation (“PLICO”; PLC and PLICO are sometimes together referred to as “Borrower”), hereby promise to pay, subject to the limitations set forth in Section 2.19 of the Credit Agreement (as hereinafter defined) with respect to PLICO, to the order of _______________________ (“Payee”), the sum of _____________________ Dollars ($____________),or as much thereof as may be outstanding from time to time, together with interest thereon as provided in that certain Amended and Restated Credit Agreement of even date herewith executed by and among Borrower, Payee and the several lenders from time to time party thereto and AmSouth Bank, as agent, as it may be amended or restated from time to time (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to those terms in the Credit Agreement.

        This Note evidences the “Revolving Credit Loans,” as defined in the Credit Agreement. Reference is made to the Credit Agreement for the terms of payment of principal and interest hereunder, for a description of the rights of the “Agent” as defined in the Credit Agreement, to enforce this Note, and for additional provisions regarding additional payments, prepayment, draws and other terms and conditions applicable to the indebtedness evidenced by this Note. As provided in the Credit Agreement, all remaining principal, interest and expenses outstanding hereunder or under the Credit Agreement shall become finally due on the Termination Date.

        As provided in the Credit Agreement, interest hereunder shall be calculated based upon a 360-day year and actual days elapsed. As also provided further in the Credit Agreement, the interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to the Borrower, at the option of the holder of this Note.

        Subject to the provisions of the Credit Agreement, Borrower may borrow, repay and reborrow amounts hereunder from time to time, provided that Borrower is not in default hereunder or under the Credit Agreement (unless such default is waived) and provided that all conditions to Payee’s obligation to fund advances as set forth in the Credit Agreement are satisfied. Payee shall have no liability for its refusal to advance funds hereunder following a determination that any condition precedent to the making of an advance has not been satisfied.

        Payee’s records of the amounts advanced hereunder shall be conclusive proof thereof, absent manifest error.

        All amounts due under this Note are payable in lawful money of the United States of America, at the principal place of business of the Agent in Nashville, Tennessee, or at such other address as the Agent may direct.

        To the extent permitted by applicable law, Borrower shall pay to the holder hereof (“Holder”) a late charge equal to five percent (5%) of any payment which is past due for a period of twelve (12) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

        The occurrence of a Default under the Credit Agreement shall constitute a Default under this Note.

        Upon the occurrence of a Default, the Holder may, at its option and without notice (except as provided in the Credit Agreement), acting through the Agent as provided in the Credit Agreement, declare all Obligations to be presently due and payable, and Holder may enforce any remedies available to Holder under any Credit Document. Holder may waive any default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent default, this right being a continuing one. Upon Default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the Default Rate, as defined in the Credit Agreement.

        All amounts received for payment of this Note shall be applied in accordance with the Credit Agreement.

        Borrower and all sureties, guarantors, endorsers and other parties to this Note hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law, except as set forth in the Credit Agreement. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship, if applicable.

        Borrower and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys’ fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby, to the extent permitted by the Credit Agreement.

        The validity and construction of this Note shall be determined according to the laws of Alabama applicable to contracts executed and performed within that state and applicable federal law. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

        Words used herein indicating gender or number shall be read as context may require.

                                                     PROTECTIVE LIFE CORPORATION

                                                     By:_______________________________
                                                     Title:____________________________

                                                     Taxpayer Identification Number:95-2492236

                                                     PROTECTIVE LIFE INSURANCE COMPANY

                                                     By:_______________________________
                                                     Title:____________________________

                                                     Taxpayer Identification Number:63-0169720

EXHIBIT 2.16.2

SWINGLINE NOTE

$10,000,000                                                                                                                                        Birmingham, Alabama
                                                                                                                                                                       July 30, 2004

        FOR VALUE RECEIVED, PROTECTIVE LIFE CORPORATION, a Delaware corporation (“PLC”) and PROTECTIVE LIFE INSURANCE COMPANY, a Tennessee corporation (“PLICO”; PLC and PLICO are sometimes together referred to as “Borrower”), hereby promise to pay, subject to the limitations set forth in Section 2.19 of the Credit Agreement (as hereinafter defined) with respect to PLICO, to the order of AMSOUTH BANK, an Alabama banking corporation (“Payee”), the sum of Ten Million and No/100 Dollars ($10,000,000.00), or as much thereof as may be outstanding from time to time, together with interest thereon as provided in that certain Amended and Restated Credit Agreement of even date herewith executed by and among Borrower, Payee and the other several lenders from time to time party thereto and AmSouth Bank, as agent, as it may be amended or restated from time to time (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to those terms in the Credit Agreement.

        This Note evidences the “Swingline Loan,” as defined in the Credit Agreement. Reference is made to the Credit Agreement for the terms of payment of principal and interest hereunder, for a description of the rights of the “Agent” as defined in the Credit Agreement, to enforce this Note, and for additional provisions regarding additional payments, prepayment, draws and other terms and conditions applicable to the indebtedness evidenced by this Note. As provided in the Credit Agreement, (i) all remaining principal, interest and expenses outstanding hereunder or under the Credit Agreement shall become finally due on the Termination Date, (ii) the sum of the outstanding principal balance hereunder and under the Revolving Credit Loan may not exceed $200,000,000 in the aggregate at any time, and (iii) the obligations hereunder are to be allocated to Lenders Pro Rata upon an Event of Default.

        As provided in the Credit Agreement, interest hereunder shall be calculated based upon a 360-day year and actual days elapsed. As also provided further in the Credit Agreement, the interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to the Borrower, at the option of the holder of this Note.

        Subject to the provisions of the Credit Agreement, Borrower may borrow, repay and reborrow amounts hereunder from time to time, provided that Borrower is not in default hereunder or under the Credit Agreement (unless such default is waived) and provided that all conditions to Payee’s obligation to fund advances as set forth in the Credit Agreement are satisfied. Payee shall have no liability for its refusal to advance funds hereunder following a determination that any condition precedent to the making of an advance has not been satisfied.

        Payee’s records of the amounts advanced hereunder shall be conclusive proof thereof, absent manifest error.

        All amounts due under this Note are payable in lawful money of the United States of America, at the principal place of business of the Agent in Nashville, Tennessee, or at such other address as the Agent may direct.

        To the extent permitted by applicable law, Borrower shall pay to the holder hereof (“Holder”) a late charge equal to five percent (5%) of any payment which is past due for a period of twelve (12) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

        The occurrence of a Default under the Credit Agreement shall constitute a Default under this Note.

        Upon the occurrence of a Default, the Holder may, at its option and without notice (except as provided in the Credit Agreement), acting through the Agent as provided in the Credit Agreement, declare all Obligations to be presently due and payable, and Holder may enforce any remedies available to Holder under any Credit Document. Holder may waive any default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent default, this right being a continuing one. Upon Default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the Default Rate, as defined in the Credit Agreement.

        All amounts received for payment of this Note shall be applied in accordance with the Credit Agreement.

        Borrower and all sureties, guarantors, endorsers and other parties to this Note hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law, except as set forth in the Credit Agreement. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship, if applicable.

        Borrower and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys’ fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby, to the extent permitted by the Credit Agreement.

        The validity and construction of this Note shall be determined according to the laws of Alabama applicable to contracts executed and performed within that state and applicable federal law. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

        Words used herein indicating gender or number shall be read as context may require.

                                                     PROTECTIVE LIFE CORPORATION

                                                     By:________________________________
                                                     Title:_____________________________

                                                     Taxpayer Identification Number: 95-2492236

                                                     PROTECTIVE LIFE INSURANCE COMPANY

                                                     By:________________________________
                                                     Title:_____________________________

                                                     Taxpayer Identification Number: 63-0169720

SCHEDULE 2.5.1(b)

BORROWING/CONVERSION NOTICE

TO:                     AmSouth Bank, Agent

LENDERS:         Lenders who are parties to the Credit Agreement described below

DATE:                 _____________________________,

BORROWER:    Protective Life Corporation ("PLC") and Protective Life Insurance
                             Company ("PLICO"; together with PLC referred to herein as the
                             "Borrower")

        This notice is delivered under the Amended and Restated Credit Agreement (the “Credit Agreement”) dated July 30, 2004, between Borrower, the Lenders named therein and AmSouth Bank, as Agent for the Lenders. Terms defined in the Credit Agreement have the same meanings when used — unless otherwise defined — in this request.

        Borrower requests a Loan under the Credit Agreement as follows:

Borrowing Date(1)                                   _______________,_____________
Amount of Borrowing                                 _____________________________
Portion of Borrowing to be borrowed by PLICO        _____________________________
Type of Borrowing(2)                                _____________________________
For LIBOR Loans, the Interest Period(3)            _____________________________months

(1) Same Business Day for Prime Rate Loans, second following Business Day for LIBOR Loans.
(2) LIBOR or Prime Rate Loan.
(3) 1, 2, 3 months

__________The proceeds of the requested Revolving Credit Loan shall be disbursed to Borrower as provided in the Credit Agreement.

__________The proceeds of the requested LIBOR Loan shall be applied to the payment of Borrower’s existing Prime Rate Loan, this new Loan being a conversion of a Prime Rate Loan to a LIBOR
Loan
__________The proceeds of the requested LIBOR Loan shall be applied to the payment of the following
LIBOR Loan, subject to all requirements of the Credit Agreement, this new Loan being a conversion of a LIBOR Loan to a different LIBOR Loan:

                                    Date:              ___________________________

                                    Amount:          ___________________________

                                    Interest Period: ___________________________
___________The proceeds of the requested Prime Rate Loan shall be applied to the payment of the following
LIBOR Loan, subject to all requirements of the Credit Agreement, this new Loan being a conversion of a LIBOR Loan to a Prime Rate Loan:

                                    Date:              ___________________________

                                    Amount:          ___________________________

                                   Interest Period: ___________________________

        If this draw request relates to an acquisition, attached hereto as Exhibit A are calculations of financial covenants as they will exist both before and after the closing of the acquisition. These calculations demonstrate continued compliance with all financial covenants before and after the acquisition.

        Borrower certifies that on the date hereof and on the date of the above Borrowing Date, after giving effect to the requested Loan, (a) all of the representations and warranties in the Credit Documents will be true and correct in all material respects — unless they speak to a specific date or the facts on which they are based have been changed by transactions contemplated or permitted by the Credit Agreement, (b) no Event of Default or Unmatured Default will exist, and (c) all conditions to Borrower’s right to receive the requested Loan under the Credit Agreement have been satisfied.

                                                     PROTECTIVE LIFE CORPORATION

                                                     By:     _________________________________
                                                     Name:   _________________________________
                                                     Title:  _________________________________

                                                     PROTECTIVE LIFE INSURANCE COMPANY

                                                     By:     ________________________________
                                                     Name:   ________________________________
                                                     Title:  ________________________________

EXHIBIT 3.1(viii)

COMPLIANCE CERTIFICATE

To:      The Lenders named in the
            Credit Agreement described below

        This Compliance Certificate is furnished pursuant to that certain Amended and Restated Credit Agreement dated July 30, 2004 (as amended, modified, renewed or extended from time to time, the “Agreement”) between the Protective Life Corporation, a Delaware corporation (“PLC”) and Protective Life Insurance Company, a Tennessee corporation (“PLICO”; PLC and PLICO are sometimes together referred to as “Borrower”), the Lenders named therein and AmSouth Bank, as Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

        THE UNDERSIGNED HEREBY CERTIFIES THAT:

    1.       I am the duly elected ________________________________of the PLC.

    2.       I have reviewed the terms of the Agreement and have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

    3.       The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event that constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below.

    4.       Schedule I attached hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

        Described below are the exceptions, if any, to paragraph 3 listing, in detail, the nature of the condition or event, the period during which it has existed and the action the Borrower has taken, is taking or proposes to take with respect to each such condition or event:

        ___________________________________________________________________________________

        ___________________________________________________________________________________

        ___________________________________________________________________________________

    The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _________ day of ___________, 20____.

                           _________________________________
                           of Protective Life Corporation

                                                 SCHEDULE I TO COMPLIANCE CERTIFICATE

                                  Schedule of Compliance as of [Insert date of end of fiscal quarter]
                                     with provisions of 5.12, 5.13, 5.14 and 5.15 of the Agreement

1.       Section 5.12 - Adjusted Consolidated Net Worth

         A.       Consolidated Net Worth                               $__________________

         B.       Adjustments, if any, for unrealized
                  net gains and losses on assets held
                  for sale pursuant to SFAS No. 115                    $__________________

         C.       Adjusted Consolidated Net Worth (A excluding B)      $__________________

         D.       $1,400,000,000                                       $1,400,000,000

         E.       Cumulative Consolidated Net Income
                  earned after December 31, 2003 (if positive)         $__________________

         F.       25% of E                                             $__________________

PLC's consolidated allowance for potential
future losses on investments                                           $__________________

         H.       D plus F minus G                                     $__________________

         I.       C minus H
                  (Must be greater than or equal to 0)                 $__________________

                  Complies__________________Does not comply_______________________________

2.       Section 5.13 - Ratio of Adjusted Consolidated Indebtedness to
         Consolidated Capitalization

         A.       Consolidated Indebtedness                            $__________________

                  1.       Borrowed money, obligations
                           secured by Liens and
                           obligations evidenced by
                           notes, etc.                                 $__________________

                  2.       Deferred purchase of
                           property or services                        $__________________

                  3.       Capitalized Lease
                           Obligations                                 $__________________

                  4.       Letters of Credit                           $__________________

                  5.       Guaranteed Obligations                      $__________________

         B.       Short-Term Indebtedness for
                  advance fundings of guaranteed
                  investment contracts, annuities
                  and other similar insurance and
                  investment products                                  $__________________

         C.       Adjusted Consolidated Indebtedness (A minus B)       $__________________

         D.       Consolidated Capitalization

                  (i)      Adjusted Consolidated Net Worth             $__________________

                  (ii)     Adjusted Consolidated Indebtedness          $__________________

                  (iii)    Sum of (i) and (ii)                         $__________________

         E.       Ratio of C to D                                            ________:1.0

         F.       Permitted Ratio                             Less than 0.4:1.0

                  Complies___________________________Does not comply______________________

3.       Section 5.14 - PLICO's Total Adjusted Capital

         A.       PLICO's Total Adjusted Capital                       $__________________
                  (See attached Exhibit A)

         B.       PLICO's Authorized Control Level
                  Risk-Based Capital                                   $__________________

         C.       4.0 times B                                          $__________________

         D.       A minus C (must be greater than or equal to 0)       $__________________

                  Complies____________________________Does not comply_____________________

4.       Section 5.15 - Ratio of Unconsolidated Cash Inflow Available
         for Interest Expense to Adjusted Consolidated Interest Expense

         A.       Unconsolidated Cash Inflow Available for Interest Expense
                  (for fiscal quarter ended_______________________, 20_____)

                  (i)      Interest and principal received by Borrower from
                           Subsidiaries during quarter                  $_________________

                           1.       Interest                  $______________
                           2.       Principal                 $______________

                  (ii)     Gross management fees received by
                           Borrower from Subsidiaries during quarter   $___________________

                  (iii)    Borrower's operating and administrative
                           expenses during quarter (excluding
                           interest expense)                           $___________________

                  (iv)     Net management fees received
                           by Borrower from Subsidiaries
                           during quarter ((ii) minus (iii))           $___________________

                  (v)      Dividends available to be
                           distributed by Subsidiaries to
                           Borrower during this year (see
                           attached Exhibit B)(4)                      $___________________

                  (vi)     (v) / 4                                     $___________________

                  (vii)    Other income (Describe:_______________      $___________________
                           ____________________________________

                  (viii)   Sum of (i), (iv), (vi) and (vii)            $___________________

         B.       Consolidated Interest Expense                        $___________________

         C.       Interest on Short-Term Indebtedness for
                  advance fundings of guaranteed investment
                  contracts, annuities and other similar
                  insurance and investment products                    $__________________
_
         D.       Adjusted Consolidated Interest Expense
                  (B minus C)                                          $__________________
_
         E.       Ratio of A to D                                            _______:1.0

         F.       Permitted Ratio                             Greater than   2.0:1.0

                  Complies___________________Does not comply_____________________

EXHIBIT 4.7

A number of civil jury verdicts have been returned against insurers in the jurisdictions in which PLICO does business involving the insurers’ sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments against the insurer that are disproportionate to the actual damages, including material amounts of punitive damages. In addition, in some class action and other lawsuits involving insurers’ sales practices, insurers have made material settlement payments. In some states, including Alabama (where PLICO maintains its headquarters), juries have substantial discretion in awarding punitive and non-economic compensatory damages, which creates the potential for unpredictable material adverse judgments in any given lawsuit. PLICO, like other insurers, in the ordinary course of business, is involved in such litigation or alternatively in arbitration. The outcome of any such litigation or arbitration cannot be predicted with certainty.

EXHIBIT 4.8

SIGNIFICANT SUBSIDIARIES

                                                                                            Percentage Stock
                  Name of Significant                             State of                  Owned by Borrower
                       Subsidiary                              Incorporation                 or Subsidiaries

Protective Life Insurance Company                                Tennessee                        100%

West Coast Life Insurance Company                                California                       100%

EXHIBIT 9.2

FORM OF ASSIGNMENT AND ACCEPTANCE

DATED___________________, 20_____

        Reference is made to the Amended and Restated Credit Agreement dated July 30, 2004 (the “Agreement”) among PROTECTIVE LIFE CORPORATION, a Delaware corporation (“PLC”) and PROTECTIVE LIFE INSURANCE COMPANY, a Tennessee corporation (“PLICO”; PLC and PLICO are sometimes together referred to as “Borrower”), the Lenders (as defined in the Agreement) and AMSOUTH BANK, as Agent for the Lenders (“Agent”). Unless otherwise defined herein, terms defined in the Agreement are used herein with the same meanings.

        _____________________(the "Assignor") and ___________________(the "Assignee") agree as follows:

    1.        The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchased and assumes from the Assignor, WITHOUT RECOURSE, a __________%5 interest in and to all of the Assignor’s rights and obligations under the Agreement as of the Effective Date (as defined below), including, without limitation, such percentage interest in the Loans owing to the Assignor on the Effective Date, and the Note held by the Assignor.

    2.        The Assignor (i) represents and warrants that, as of the date hereof, the aggregate outstanding principal amount of the Loans owing to it (without giving effect to assignments thereof which have not yet become effective) is $____________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any of the Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any of the Credit Documents or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Agreement or any of the Credit Documents or any other instrument or document furnished pursuant thereto and (v) attaches the Note referred to in paragraph 1 above and requests that the Agent exchange such Note for new Note(s) as follows: A Note, dated _______________, 20____ in the principal amount of $_____________ payable to the order of the Assignor, and a Note, dated _________________, 20_____, in the principal amount of $________________ payable to the order of the Assignee.

    3.        The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of the financial statements referred to in Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by the Lender; and (v) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

    4.        The effective date for this Assignment and Acceptance shall be ________________________________ (the “Effective Date”). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent.

    5.        Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

    6.        Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Agreement and Note in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, commitment fees and letter of credit fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under this Agreement and the Note for periods prior to the Effective Date directly between themselves.

    7.        This Assignment and Acceptance shall be governed by and construed in accordance with, the laws of the State of Alabama.

                                                     [NAME OF ASSIGNOR]

                                                     By:_________________________________
                                                     Name:_______________________________
                                                     Title:______________________________

                                                     Notice of Address:__________________
                                                                       __________________

                                                     After the Effective Date
                                                     Outstanding Loans:$_________________

                                                     [NAME OF ASSIGNEE]

                                                     By:________________________________
                                                     Name:______________________________
                                                     Title:_____________________________

                                                     Notice of Address:_________________
                                                                       _________________

                                                     After the Effective Date
                                                     Outstanding Loans:$________________

                                                     Accepted this _____ day of _____________, 20___

                                                     AMSOUTH BANK, as Agent

                                                     By:________________________________
                                                     Name:______________________________
                                                     Title:_____________________________

                                                           TABLE OF CONTENTS

      2.17.4      Funding of Swingline Loans Advanced Pursuant to Cash

ARTICLE V COVENANTS    36

   5.15.          Ratio of Unconsolidated Cash Inflow Available for Interest Expense to Adjusted Consolidated Interest Expense.     40
   5.16.          Affiliates.....................................................................................40
   5.17.          Compliance with ERISA..........................................................................41

ARTICLE VI DEFAULTS    41

ARTICLE VII REMEDIES   43

ARTICLE VIII THE AGENT 44

1 Same Business Day for Prime Rate Loans, second following Business Day for LIBOR Loans.
2 LIBOR or Prime Rate Loan.
3 1, 2, or 3 months.
4 $__________is the amount of dividends actually distributed by Subsidiaries to Borrower during this fiscal year.
5 Specify percentage in no more than 4 decimal points.

AMENDED AND RESTATED
REVOLVING CREDIT NOTE

$10,000,000.00                                                                                                                              Birmingham, Alabama                                                                                                                                                                                                                             July 30, 2004

        FOR VALUE RECEIVED, PROTECTIVE LIFE CORPORATION, a Delaware corporation (“PLC”) and PROTECTIVE LIFE INSURANCE COMPANY, a Tennessee corporation (“PLICO”; PLC and PLICO are sometimes together referred to as “Borrower”), hereby promise to pay, subject to the limitations set forth in Section 2.19 of the Credit Agreement (as hereinafter defined) with respect to PLICO, to the order of FIRST COMMERCIAL BANK (“Payee”) the sum of Ten Million and No/100 Dollars ($10,000,000.00), or as much thereof as may be outstanding from time to time, together with interest thereon as provided in that certain Amended and Restated Credit Agreement of even date herewith executed by and among Borrower, Payee and the several lenders from time to time party thereto and AmSouth Bank, as agent, as it may be amended or restated from time to time (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to those terms in the Credit Agreement.

        This Note evidences the “Revolving Credit Loans,” as defined in the Credit Agreement. Reference is made to the Credit Agreement for the terms of payment of principal and interest hereunder, for a description of the rights of the “Agent” as defined in the Credit Agreement, to enforce this Note, and for additional provisions regarding additional payments, prepayment, draws and other terms and conditions applicable to the indebtedness evidenced by this Note. As provided in the Credit Agreement, all remaining principal, interest and expenses outstanding hereunder or under the Credit Agreement shall become finally due on the Termination Date.

        As provided in the Credit Agreement, interest hereunder shall be calculated based upon a 360-day year and actual days elapsed. As also provided further in the Credit Agreement, the interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to the Borrower, at the option of the holder of this Note.

        Subject to the provisions of the Credit Agreement, Borrower may borrow, repay and reborrow amounts hereunder from time to time, provided that Borrower is not in default hereunder or under the Credit Agreement (unless such default is waived) and provided that all conditions to Payee’s obligation to fund advances as set forth in the Credit Agreement are satisfied. Payee shall have no liability for its refusal to advance funds hereunder following a determination that any condition precedent to the making of an advance has not been satisfied.

        Payee’s records of the amounts advanced hereunder shall be conclusive proof thereof, absent manifest error.

        All amounts due under this Note are payable in lawful money of the United States of America, at the principal place of business of the Agent in Nashville, Tennessee, or at such other address as the Agent may direct.

        To the extent permitted by applicable law, Borrower shall pay to the holder hereof (“Holder”) a late charge equal to five percent (5%) of any payment which is past due for a period of twelve (12) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

        The occurrence of a Default under the Credit Agreement shall constitute a Default under this Note.

        Upon the occurrence of a Default, the Holder may, at its option and without notice (except as provided in the Credit Agreement), acting through the Agent as provided in the Credit Agreement, declare all Obligations to be presently due and payable, and Holder may enforce any remedies available to Holder under any Credit Document. Holder may waive any default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent default, this right being a continuing one. Upon Default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the Default Rate, as defined in the Credit Agreement.

        All amounts received for payment of this Note shall be applied in accordance with the Credit Agreement.

        Borrower and all sureties, guarantors, endorsers and other parties to this Note hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law, except as set forth in the Credit Agreement. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship, if applicable.

        Borrower and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys’ fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby, to the extent permitted by the Credit Agreement.

        The validity and construction of this Note shall be determined according to the laws of Alabama applicable to contracts executed and performed within that state and applicable federal law. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

        Words used herein indicating gender or number shall be read as context may require.

        This Note amends and restates in its entirety the Revolving Credit Note dated October 17, 2001, in the face amount of $10,000,000.00 executed by PLC to the Payee herein (the “Original Note”). The Original Note shall be marked “Amended and restated in its entirety by Amended and Restated Revolving Credit Note dated as of July 30, 2004, in the face amount of $10,000,000.00", and the Original Note shall be held by the Agent until all the Obligations have been paid in full and the Payee has no further obligation to extend any credit to the Borrower. This Note shall not constitute a novation of the indebtedness evidenced by the Original Note or release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Original Note; (b) the liens, security interests, assignments and conveyances effected by the Credit Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Original Note, this Note or any of the other Credit Documents; or (d) any other security instrument now or hereafter held by the Lenders or the Agent as security for or as evidence of any of the indebtedness evidenced by the Original Note or this Note.

PROTECTIVE LIFE CORPORATION

By:__________________________________

Title:_________________________________

Taxpayer Identification Number: 95-2492236

PROTECTIVE LIFE INSURANCE COMPANY

By:____________________________________

Title:___________________________________

Taxpayer Identification Number: 63-0169720

AMENDED AND RESTATED
REVOLVING CREDIT NOTE

$55,000,000.00                                                                                                                              Birmingham, Alabama                                                                                                                                                                                                                             July 30, 2004

        FOR VALUE RECEIVED, PROTECTIVE LIFE CORPORATION, a Delaware corporation (“PLC”) and PROTECTIVE LIFE INSURANCE COMPANY, a Tennessee corporation (“PLICO”; PLC and PLICO are sometimes together referred to as “Borrower”), hereby promise to pay, subject to the limitations set forth in Section 2.19 of the Credit Agreement (as hereinafter defined) with respect to PLICO, to the order of AMSOUTH BANK (“Payee”) the sum of Fifty Five Million and No/100 Dollars ($55,000,000.00), or as much thereof as may be outstanding from time to time, together with interest thereon as provided in that certain Amended and Restated Credit Agreement of even date herewith executed by and among Borrower, Payee and the several lenders from time to time party thereto and AmSouth Bank, as agent, as it may be amended or restated from time to time (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to those terms in the Credit Agreement.

        This Note evidences the “Revolving Credit Loans,” as defined in the Credit Agreement. Reference is made to the Credit Agreement for the terms of payment of principal and interest hereunder, for a description of the rights of the “Agent” as defined in the Credit Agreement, to enforce this Note, and for additional provisions regarding additional payments, prepayment, draws and other terms and conditions applicable to the indebtedness evidenced by this Note. As provided in the Credit Agreement, all remaining principal, interest and expenses outstanding hereunder or under the Credit Agreement shall become finally due on the Termination Date.

        As provided in the Credit Agreement, interest hereunder shall be calculated based upon a 360-day year and actual days elapsed. As also provided further in the Credit Agreement, the interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to the Borrower, at the option of the holder of this Note.

        Subject to the provisions of the Credit Agreement, Borrower may borrow, repay and reborrow amounts hereunder from time to time, provided that Borrower is not in default hereunder or under the Credit Agreement (unless such default is waived) and provided that all conditions to Payee’s obligation to fund advances as set forth in the Credit Agreement are satisfied. Payee shall have no liability for its refusal to advance funds hereunder following a determination that any condition precedent to the making of an advance has not been satisfied.

        Payee’s records of the amounts advanced hereunder shall be conclusive proof thereof, absent manifest error.

        All amounts due under this Note are payable in lawful money of the United States of America, at the principal place of business of the Agent in Nashville, Tennessee, or at such other address as the Agent may direct.

        To the extent permitted by applicable law, Borrower shall pay to the holder hereof (“Holder”) a late charge equal to five percent (5%) of any payment which is past due for a period of twelve (12) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

        The occurrence of a Default under the Credit Agreement shall constitute a Default under this Note.

        Upon the occurrence of a Default, the Holder may, at its option and without notice (except as provided in the Credit Agreement), acting through the Agent as provided in the Credit Agreement, declare all Obligations to be presently due and payable, and Holder may enforce any remedies available to Holder under any Credit Document. Holder may waive any default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent default, this right being a continuing one. Upon Default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the Default Rate, as defined in the Credit Agreement.

        All amounts received for payment of this Note shall be applied in accordance with the Credit Agreement.

        Borrower and all sureties, guarantors, endorsers and other parties to this Note hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law, except as set forth in the Credit Agreement. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship, if applicable.

        Borrower and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys’ fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby, to the extent permitted by the Credit Agreement.

        The validity and construction of this Note shall be determined according to the laws of Alabama applicable to contracts executed and performed within that state and applicable federal law. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

        Words used herein indicating gender or number shall be read as context may require.

        This Note amends and restates in its entirety the Revolving Credit Note dated October 17, 2001, in the face amount of $55,000,000.00 executed by PLC to the Payee herein (the “Original Note”). The Original Note shall be marked “Amended and restated in its entirety by Amended and Restated Revolving Credit Note dated as of July 30, 2004, in the face amount of $55,000,000.00", and the Original Note shall be held by the Agent until all the Obligations have been paid in full and the Payee has no further obligation to extend any credit to the Borrower. This Note shall not constitute a novation of the indebtedness evidenced by the Original Note or release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Original Note; (b) the liens, security interests, assignments and conveyances effected by the Credit Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Original Note, this Note or any of the other Credit Documents; or (d) any other security instrument now or hereafter held by the Lenders or the Agent as security for or as evidence of any of the indebtedness evidenced by the Original Note or this Note.

PROTECTIVE LIFE CORPORATION

By:__________________________________

Title:_________________________________

Taxpayer Identification Number: 95-2492236

PROTECTIVE LIFE INSURANCE COMPANY

By:____________________________________

Title:___________________________________

Taxpayer Identification Number: 63-0169720

AMENDED AND RESTATED
REVOLVING CREDIT NOTE

$10,000,000.00                                                                                                                              Birmingham, Alabama                                                                                                                                                                                                                             July 30, 2004

        FOR VALUE RECEIVED, PROTECTIVE LIFE CORPORATION, a Delaware corporation (“PLC”) and PROTECTIVE LIFE INSURANCE COMPANY, a Tennessee corporation (“PLICO”; PLC and PLICO are sometimes together referred to as “Borrower”), hereby promise to pay, subject to the limitations set forth in Section 2.19 of the Credit Agreement (as hereinafter defined) with respect to PLICO, to the order of COMPASS BANK (“Payee”) the sum of Ten Million and No/100 Dollars ($10,000,000.00), or as much thereof as may be outstanding from time to time, together with interest thereon as provided in that certain Amended and Restated Credit Agreement of even date herewith executed by and among Borrower, Payee and the several lenders from time to time party thereto and AmSouth Bank, as agent, as it may be amended or restated from time to time (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to those terms in the Credit Agreement.

        This Note evidences the “Revolving Credit Loans,” as defined in the Credit Agreement. Reference is made to the Credit Agreement for the terms of payment of principal and interest hereunder, for a description of the rights of the “Agent” as defined in the Credit Agreement, to enforce this Note, and for additional provisions regarding additional payments, prepayment, draws and other terms and conditions applicable to the indebtedness evidenced by this Note. As provided in the Credit Agreement, all remaining principal, interest and expenses outstanding hereunder or under the Credit Agreement shall become finally due on the Termination Date.

        As provided in the Credit Agreement, interest hereunder shall be calculated based upon a 360-day year and actual days elapsed. As also provided further in the Credit Agreement, the interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to the Borrower, at the option of the holder of this Note.

        Subject to the provisions of the Credit Agreement, Borrower may borrow, repay and reborrow amounts hereunder from time to time, provided that Borrower is not in default hereunder or under the Credit Agreement (unless such default is waived) and provided that all conditions to Payee’s obligation to fund advances as set forth in the Credit Agreement are satisfied. Payee shall have no liability for its refusal to advance funds hereunder following a determination that any condition precedent to the making of an advance has not been satisfied.

        Payee’s records of the amounts advanced hereunder shall be conclusive proof thereof, absent manifest error.

        All amounts due under this Note are payable in lawful money of the United States of America, at the principal place of business of the Agent in Nashville, Tennessee, or at such other address as the Agent may direct.

        To the extent permitted by applicable law, Borrower shall pay to the holder hereof (“Holder”) a late charge equal to five percent (5%) of any payment which is past due for a period of twelve (12) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

        The occurrence of a Default under the Credit Agreement shall constitute a Default under this Note.

        Upon the occurrence of a Default, the Holder may, at its option and without notice (except as provided in the Credit Agreement), acting through the Agent as provided in the Credit Agreement, declare all Obligations to be presently due and payable, and Holder may enforce any remedies available to Holder under any Credit Document. Holder may waive any default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent default, this right being a continuing one. Upon Default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the Default Rate, as defined in the Credit Agreement.

        All amounts received for payment of this Note shall be applied in accordance with the Credit Agreement.

        Borrower and all sureties, guarantors, endorsers and other parties to this Note hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law, except as set forth in the Credit Agreement. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship, if applicable.

        Borrower and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys’ fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby, to the extent permitted by the Credit Agreement.

        The validity and construction of this Note shall be determined according to the laws of Alabama applicable to contracts executed and performed within that state and applicable federal law. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

        Words used herein indicating gender or number shall be read as context may require.

        This Note amends and restates in its entirety the Revolving Credit Note dated October 17, 2001, in the face amount of $10,000,000.00 executed by PLC to the Payee herein (the “Original Note”). The Original Note shall be marked “Amended and restated in its entirety by Amended and Restated Revolving Credit Note dated as of July 30, 2004, in the face amount of $10,000,000.00", and the Original Note shall be held by the Agent until all the Obligations have been paid in full and the Payee has no further obligation to extend any credit to the Borrower. This Note shall not constitute a novation of the indebtedness evidenced by the Original Note or release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Original Note; (b) the liens, security interests, assignments and conveyances effected by the Credit Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Original Note, this Note or any of the other Credit Documents; or (d) any other security instrument now or hereafter held by the Lenders or the Agent as security for or as evidence of any of the indebtedness evidenced by the Original Note or this Note.

PROTECTIVE LIFE CORPORATION

By:__________________________________

Title:_________________________________

Taxpayer Identification Number: 95-2492236

PROTECTIVE LIFE INSURANCE COMPANY

By:____________________________________

Title:___________________________________

Taxpayer Identification Number: 63-0169720

AMENDED AND RESTATED
REVOLVING CREDIT NOTE

$25,000,000.00                                                                                                                              Birmingham, Alabama                                                                                                                                                                                                                             July 30, 2004

        FOR VALUE RECEIVED, PROTECTIVE LIFE CORPORATION, a Delaware corporation (“PLC”) and PROTECTIVE LIFE INSURANCE COMPANY, a Tennessee corporation (“PLICO”; PLC and PLICO are sometimes together referred to as “Borrower”), hereby promise to pay, subject to the limitations set forth in Section 2.19 of the Credit Agreement (as hereinafter defined) with respect to PLICO, to the order of REGIONS BANK (“Payee”) the sum of Twenty-Five Million and No/100 Dollars ($25,000,000.00), or as much thereof as may be outstanding from time to time, together with interest thereon as provided in that certain Amended and Restated Credit Agreement of even date herewith executed by and among Borrower, Payee and the several lenders from time to time party thereto and AmSouth Bank, as agent, as it may be amended or restated from time to time (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to those terms in the Credit Agreement.

        This Note evidences the “Revolving Credit Loans,” as defined in the Credit Agreement. Reference is made to the Credit Agreement for the terms of payment of principal and interest hereunder, for a description of the rights of the “Agent” as defined in the Credit Agreement, to enforce this Note, and for additional provisions regarding additional payments, prepayment, draws and other terms and conditions applicable to the indebtedness evidenced by this Note. As provided in the Credit Agreement, all remaining principal, interest and expenses outstanding hereunder or under the Credit Agreement shall become finally due on the Termination Date.

        As provided in the Credit Agreement, interest hereunder shall be calculated based upon a 360-day year and actual days elapsed. As also provided further in the Credit Agreement, the interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to the Borrower, at the option of the holder of this Note.

        Subject to the provisions of the Credit Agreement, Borrower may borrow, repay and reborrow amounts hereunder from time to time, provided that Borrower is not in default hereunder or under the Credit Agreement (unless such default is waived) and provided that all conditions to Payee’s obligation to fund advances as set forth in the Credit Agreement are satisfied. Payee shall have no liability for its refusal to advance funds hereunder following a determination that any condition precedent to the making of an advance has not been satisfied.

        Payee’s records of the amounts advanced hereunder shall be conclusive proof thereof, absent manifest error.

        All amounts due under this Note are payable in lawful money of the United States of America, at the principal place of business of the Agent in Nashville, Tennessee, or at such other address as the Agent may direct.

        To the extent permitted by applicable law, Borrower shall pay to the holder hereof (“Holder”) a late charge equal to five percent (5%) of any payment which is past due for a period of twelve (12) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

        The occurrence of a Default under the Credit Agreement shall constitute a Default under this Note.

        Upon the occurrence of a Default, the Holder may, at its option and without notice (except as provided in the Credit Agreement), acting through the Agent as provided in the Credit Agreement, declare all Obligations to be presently due and payable, and Holder may enforce any remedies available to Holder under any Credit Document. Holder may waive any default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent default, this right being a continuing one. Upon Default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the Default Rate, as defined in the Credit Agreement.

        All amounts received for payment of this Note shall be applied in accordance with the Credit Agreement.

        Borrower and all sureties, guarantors, endorsers and other parties to this Note hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law, except as set forth in the Credit Agreement. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship, if applicable.

        Borrower and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys’ fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby, to the extent permitted by the Credit Agreement.

        The validity and construction of this Note shall be determined according to the laws of Alabama applicable to contracts executed and performed within that state and applicable federal law. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

        Words used herein indicating gender or number shall be read as context may require.

        This Note amends and restates in its entirety the Revolving Credit Note dated October 17, 2001, in the face amount of $20,000,000.00 executed by PLC to the Payee herein (the “Original Note”). The Original Note shall be marked “Amended and restated in its entirety by Amended and Restated Revolving Credit Note dated as of July 30, 2004, in the face amount of $25,000,000.00", and the Original Note shall be held by the Agent until all the Obligations have been paid in full and the Payee has no further obligation to extend any credit to the Borrower. This Note shall not constitute a novation of the indebtedness evidenced by the Original Note or release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Original Note; (b) the liens, security interests, assignments and conveyances effected by the Credit Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Original Note, this Note or any of the other Credit Documents; or (d) any other security instrument now or hereafter held by the Lenders or the Agent as security for or as evidence of any of the indebtedness evidenced by the Original Note or this Note.

PROTECTIVE LIFE CORPORATION

By:__________________________________

Title:_________________________________

Taxpayer Identification Number: 95-2492236

PROTECTIVE LIFE INSURANCE COMPANY

By:____________________________________

Title:___________________________________

Taxpayer Identification Number: 63-0169720

AMENDED AND RESTATED
REVOLVING CREDIT NOTE

$20,000,000.00                                                                                                                              Birmingham, Alabama                                                                                                                                                                                                                             July 30, 2004

        FOR VALUE RECEIVED, PROTECTIVE LIFE CORPORATION, a Delaware corporation (“PLC”) and PROTECTIVE LIFE INSURANCE COMPANY, a Tennessee corporation (“PLICO”; PLC and PLICO are sometimes together referred to as “Borrower”), hereby promise to pay, subject to the limitations set forth in Section 2.19 of the Credit Agreement (as hereinafter defined) with respect to PLICO, to the order of SOUTHTRUST BANK (“Payee”) the sum of Twenty Million and No/100 Dollars ($20,000,000.00), or as much thereof as may be outstanding from time to time, together with interest thereon as provided in that certain Amended and Restated Credit Agreement of even date herewith executed by and among Borrower, Payee and the several lenders from time to time party thereto and AmSouth Bank, as agent, as it may be amended or restated from time to time (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to those terms in the Credit Agreement.

        This Note evidences the “Revolving Credit Loans,” as defined in the Credit Agreement. Reference is made to the Credit Agreement for the terms of payment of principal and interest hereunder, for a description of the rights of the “Agent” as defined in the Credit Agreement, to enforce this Note, and for additional provisions regarding additional payments, prepayment, draws and other terms and conditions applicable to the indebtedness evidenced by this Note. As provided in the Credit Agreement, all remaining principal, interest and expenses outstanding hereunder or under the Credit Agreement shall become finally due on the Termination Date.

        As provided in the Credit Agreement, interest hereunder shall be calculated based upon a 360-day year and actual days elapsed. As also provided further in the Credit Agreement, the interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to the Borrower, at the option of the holder of this Note.

        Subject to the provisions of the Credit Agreement, Borrower may borrow, repay and reborrow amounts hereunder from time to time, provided that Borrower is not in default hereunder or under the Credit Agreement (unless such default is waived) and provided that all conditions to Payee’s obligation to fund advances as set forth in the Credit Agreement are satisfied. Payee shall have no liability for its refusal to advance funds hereunder following a determination that any condition precedent to the making of an advance has not been satisfied.

        Payee’s records of the amounts advanced hereunder shall be conclusive proof thereof, absent manifest error.

        All amounts due under this Note are payable in lawful money of the United States of America, at the principal place of business of the Agent in Nashville, Tennessee, or at such other address as the Agent may direct.

        To the extent permitted by applicable law, Borrower shall pay to the holder hereof (“Holder”) a late charge equal to five percent (5%) of any payment which is past due for a period of twelve (12) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

        The occurrence of a Default under the Credit Agreement shall constitute a Default under this Note.

        Upon the occurrence of a Default, the Holder may, at its option and without notice (except as provided in the Credit Agreement), acting through the Agent as provided in the Credit Agreement, declare all Obligations to be presently due and payable, and Holder may enforce any remedies available to Holder under any Credit Document. Holder may waive any default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent default, this right being a continuing one. Upon Default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the Default Rate, as defined in the Credit Agreement.

        All amounts received for payment of this Note shall be applied in accordance with the Credit Agreement.

        Borrower and all sureties, guarantors, endorsers and other parties to this Note hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law, except as set forth in the Credit Agreement. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship, if applicable.

        Borrower and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys’ fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby, to the extent permitted by the Credit Agreement.

        The validity and construction of this Note shall be determined according to the laws of Alabama applicable to contracts executed and performed within that state and applicable federal law. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

        Words used herein indicating gender or number shall be read as context may require.

        This Note amends and restates in its entirety the Revolving Credit Note dated October 17, 2001, in the face amount of $25,000,000.00 executed by PLC to the Payee herein (the “Original Note”). The Original Note shall be marked “Amended and restated in its entirety by Amended and Restated Revolving Credit Note dated as of July 30, 2004, in the face amount of $20,000,000.00", and the Original Note shall be held by the Agent until all the Obligations have been paid in full and the Payee has no further obligation to extend any credit to the Borrower. This Note shall not constitute a novation of the indebtedness evidenced by the Original Note or release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Original Note; (b) the liens, security interests, assignments and conveyances effected by the Credit Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Original Note, this Note or any of the other Credit Documents; or (d) any other security instrument now or hereafter held by the Lenders or the Agent as security for or as evidence of any of the indebtedness evidenced by the Original Note or this Note.

PROTECTIVE LIFE CORPORATION

By:__________________________________

Title:_________________________________

Taxpayer Identification Number: 95-2492236

PROTECTIVE LIFE INSURANCE COMPANY

By:____________________________________

Title:___________________________________

Taxpayer Identification Number: 63-0169720

AMENDED AND RESTATED
REVOLVING CREDIT NOTE

$20,000,000.00                                                                                                                              Birmingham, Alabama                                                                                                                                                                                                                             July 30, 2004

        FOR VALUE RECEIVED, PROTECTIVE LIFE CORPORATION, a Delaware corporation (“PLC”) and PROTECTIVE LIFE INSURANCE COMPANY, a Tennessee corporation (“PLICO”; PLC and PLICO are sometimes together referred to as “Borrower”), hereby promise to pay, subject to the limitations set forth in Section 2.19 of the Credit Agreement (as hereinafter defined) with respect to PLICO, to the order of SUNTRUST BANK (“Payee”) the sum of Twenty Million and No/100 Dollars ($20,000,000.00), or as much thereof as may be outstanding from time to time, together with interest thereon as provided in that certain Amended and Restated Credit Agreement of even date herewith executed by and among Borrower, Payee and the several lenders from time to time party thereto and AmSouth Bank, as agent, as it may be amended or restated from time to time (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to those terms in the Credit Agreement.

        This Note evidences the “Revolving Credit Loans,” as defined in the Credit Agreement. Reference is made to the Credit Agreement for the terms of payment of principal and interest hereunder, for a description of the rights of the “Agent” as defined in the Credit Agreement, to enforce this Note, and for additional provisions regarding additional payments, prepayment, draws and other terms and conditions applicable to the indebtedness evidenced by this Note. As provided in the Credit Agreement, all remaining principal, interest and expenses outstanding hereunder or under the Credit Agreement shall become finally due on the Termination Date.

        As provided in the Credit Agreement, interest hereunder shall be calculated based upon a 360-day year and actual days elapsed. As also provided further in the Credit Agreement, the interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to the Borrower, at the option of the holder of this Note.

        Subject to the provisions of the Credit Agreement, Borrower may borrow, repay and reborrow amounts hereunder from time to time, provided that Borrower is not in default hereunder or under the Credit Agreement (unless such default is waived) and provided that all conditions to Payee’s obligation to fund advances as set forth in the Credit Agreement are satisfied. Payee shall have no liability for its refusal to advance funds hereunder following a determination that any condition precedent to the making of an advance has not been satisfied.

        Payee’s records of the amounts advanced hereunder shall be conclusive proof thereof, absent manifest error.

        All amounts due under this Note are payable in lawful money of the United States of America, at the principal place of business of the Agent in Nashville, Tennessee, or at such other address as the Agent may direct.

        To the extent permitted by applicable law, Borrower shall pay to the holder hereof (“Holder”) a late charge equal to five percent (5%) of any payment which is past due for a period of twelve (12) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

        The occurrence of a Default under the Credit Agreement shall constitute a Default under this Note.

        Upon the occurrence of a Default, the Holder may, at its option and without notice (except as provided in the Credit Agreement), acting through the Agent as provided in the Credit Agreement, declare all Obligations to be presently due and payable, and Holder may enforce any remedies available to Holder under any Credit Document. Holder may waive any default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent default, this right being a continuing one. Upon Default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the Default Rate, as defined in the Credit Agreement.

        All amounts received for payment of this Note shall be applied in accordance with the Credit Agreement.

        Borrower and all sureties, guarantors, endorsers and other parties to this Note hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law, except as set forth in the Credit Agreement. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship, if applicable.

        Borrower and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys’ fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby, to the extent permitted by the Credit Agreement.

        The validity and construction of this Note shall be determined according to the laws of Alabama applicable to contracts executed and performed within that state and applicable federal law. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

        Words used herein indicating gender or number shall be read as context may require.

        This Note amends and restates in its entirety the Revolving Credit Note dated October 17, 2001, in the face amount of $30,000,000.00 executed by PLC to the Payee herein (the “Original Note”). The Original Note shall be marked “Amended and restated in its entirety by Amended and Restated Revolving Credit Note dated as of July 30, 2004, in the face amount of $20,000,000.00", and the Original Note shall be held by the Agent until all the Obligations have been paid in full and the Payee has no further obligation to extend any credit to the Borrower. This Note shall not constitute a novation of the indebtedness evidenced by the Original Note or release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Original Note; (b) the liens, security interests, assignments and conveyances effected by the Credit Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Original Note, this Note or any of the other Credit Documents; or (d) any other security instrument now or hereafter held by the Lenders or the Agent as security for or as evidence of any of the indebtedness evidenced by the Original Note or this Note.

PROTECTIVE LIFE CORPORATION

By:__________________________________

Title:_________________________________

Taxpayer Identification Number: 95-2492236

PROTECTIVE LIFE INSURANCE COMPANY

By:____________________________________

Title:___________________________________

Taxpayer Identification Number: 63-0169720

AMENDED AND RESTATED
REVOLVING CREDIT NOTE

$10,000,000.00                                                                                                                              Birmingham, Alabama                                                                                                                                                                                                                             July 30, 2004

        FOR VALUE RECEIVED, PROTECTIVE LIFE CORPORATION, a Delaware corporation (“PLC”) and PROTECTIVE LIFE INSURANCE COMPANY, a Tennessee corporation (“PLICO”; PLC and PLICO are sometimes together referred to as “Borrower”), hereby promise to pay, subject to the limitations set forth in Section 2.19 of the Credit Agreement (as hereinafter defined) with respect to PLICO, to the order of U.S. BANK NATIONAL ASSOCIATION (“Payee”) the sum of Ten Million and No/100 Dollars ($10,000,000.00), or as much thereof as may be outstanding from time to time, together with interest thereon as provided in that certain Amended and Restated Credit Agreement of even date herewith executed by and among Borrower, Payee and the several lenders from time to time party thereto and AmSouth Bank, as agent, as it may be amended or restated from time to time (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to those terms in the Credit Agreement.

        This Note evidences the “Revolving Credit Loans,” as defined in the Credit Agreement. Reference is made to the Credit Agreement for the terms of payment of principal and interest hereunder, for a description of the rights of the “Agent” as defined in the Credit Agreement, to enforce this Note, and for additional provisions regarding additional payments, prepayment, draws and other terms and conditions applicable to the indebtedness evidenced by this Note. As provided in the Credit Agreement, all remaining principal, interest and expenses outstanding hereunder or under the Credit Agreement shall become finally due on the Termination Date.

        As provided in the Credit Agreement, interest hereunder shall be calculated based upon a 360-day year and actual days elapsed. As also provided further in the Credit Agreement, the interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to the Borrower, at the option of the holder of this Note.

        Subject to the provisions of the Credit Agreement, Borrower may borrow, repay and reborrow amounts hereunder from time to time, provided that Borrower is not in default hereunder or under the Credit Agreement (unless such default is waived) and provided that all conditions to Payee’s obligation to fund advances as set forth in the Credit Agreement are satisfied. Payee shall have no liability for its refusal to advance funds hereunder following a determination that any condition precedent to the making of an advance has not been satisfied.

        Payee’s records of the amounts advanced hereunder shall be conclusive proof thereof, absent manifest error.

        All amounts due under this Note are payable in lawful money of the United States of America, at the principal place of business of the Agent in Nashville, Tennessee, or at such other address as the Agent may direct.

        To the extent permitted by applicable law, Borrower shall pay to the holder hereof (“Holder”) a late charge equal to five percent (5%) of any payment which is past due for a period of twelve (12) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

        The occurrence of a Default under the Credit Agreement shall constitute a Default under this Note.

        Upon the occurrence of a Default, the Holder may, at its option and without notice (except as provided in the Credit Agreement), acting through the Agent as provided in the Credit Agreement, declare all Obligations to be presently due and payable, and Holder may enforce any remedies available to Holder under any Credit Document. Holder may waive any default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent default, this right being a continuing one. Upon Default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the Default Rate, as defined in the Credit Agreement.

        All amounts received for payment of this Note shall be applied in accordance with the Credit Agreement.

        Borrower and all sureties, guarantors, endorsers and other parties to this Note hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law, except as set forth in the Credit Agreement. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship, if applicable.

        Borrower and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys’ fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby, to the extent permitted by the Credit Agreement.

        The validity and construction of this Note shall be determined according to the laws of Alabama applicable to contracts executed and performed within that state and applicable federal law. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

        Words used herein indicating gender or number shall be read as context may require.

        This Note amends and restates in its entirety the Revolving Credit Note dated October 17, 2001, in the face amount of $15,000,000.00 executed by PLC to the Payee herein (the “Original Note”). The Original Note shall be marked “Amended and restated in its entirety by Amended and Restated Revolving Credit Note dated as of July 30, 2004, in the face amount of $10,000,000.00", and the Original Note shall be held by the Agent until all the Obligations have been paid in full and the Payee has no further obligation to extend any credit to the Borrower. This Note shall not constitute a novation of the indebtedness evidenced by the Original Note or release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Original Note; (b) the liens, security interests, assignments and conveyances effected by the Credit Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Original Note, this Note or any of the other Credit Documents; or (d) any other security instrument now or hereafter held by the Lenders or the Agent as security for or as evidence of any of the indebtedness evidenced by the Original Note or this Note.

PROTECTIVE LIFE CORPORATION

By:__________________________________

Title:_________________________________

Taxpayer Identification Number: 95-2492236

PROTECTIVE LIFE INSURANCE COMPANY

By:____________________________________

Title:___________________________________

Taxpayer Identification Number: 63-0169720

AMENDED AND RESTATED
REVOLVING CREDIT NOTE

$30,000,000.00                                                                                                                              Birmingham, Alabama                                                                                                                                                                                                                             July 30, 2004

        FOR VALUE RECEIVED, PROTECTIVE LIFE CORPORATION, a Delaware corporation (“PLC”) and PROTECTIVE LIFE INSURANCE COMPANY, a Tennessee corporation (“PLICO”; PLC and PLICO are sometimes together referred to as “Borrower”), hereby promise to pay, subject to the limitations set forth in Section 2.19 of the Credit Agreement (as hereinafter defined) with respect to PLICO, to the order of WACHOVIA BANK, N.A. (“Payee”) the sum of Thirty Million and No/100 Dollars ($30,000,000.00), or as much thereof as may be outstanding from time to time, together with interest thereon as provided in that certain Amended and Restated Credit Agreement of even date herewith executed by and among Borrower, Payee and the several lenders from time to time party thereto and AmSouth Bank, as agent, as it may be amended or restated from time to time (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to those terms in the Credit Agreement.

        This Note evidences the “Revolving Credit Loans,” as defined in the Credit Agreement. Reference is made to the Credit Agreement for the terms of payment of principal and interest hereunder, for a description of the rights of the “Agent” as defined in the Credit Agreement, to enforce this Note, and for additional provisions regarding additional payments, prepayment, draws and other terms and conditions applicable to the indebtedness evidenced by this Note. As provided in the Credit Agreement, all remaining principal, interest and expenses outstanding hereunder or under the Credit Agreement shall become finally due on the Termination Date.

        As provided in the Credit Agreement, interest hereunder shall be calculated based upon a 360-day year and actual days elapsed. As also provided further in the Credit Agreement, the interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to the Borrower, at the option of the holder of this Note.

        Subject to the provisions of the Credit Agreement, Borrower may borrow, repay and reborrow amounts hereunder from time to time, provided that Borrower is not in default hereunder or under the Credit Agreement (unless such default is waived) and provided that all conditions to Payee’s obligation to fund advances as set forth in the Credit Agreement are satisfied. Payee shall have no liability for its refusal to advance funds hereunder following a determination that any condition precedent to the making of an advance has not been satisfied.

        Payee’s records of the amounts advanced hereunder shall be conclusive proof thereof, absent manifest error.

        All amounts due under this Note are payable in lawful money of the United States of America, at the principal place of business of the Agent in Nashville, Tennessee, or at such other address as the Agent may direct.

        To the extent permitted by applicable law, Borrower shall pay to the holder hereof (“Holder”) a late charge equal to five percent (5%) of any payment which is past due for a period of twelve (12) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

        The occurrence of a Default under the Credit Agreement shall constitute a Default under this Note.

        Upon the occurrence of a Default, the Holder may, at its option and without notice (except as provided in the Credit Agreement), acting through the Agent as provided in the Credit Agreement, declare all Obligations to be presently due and payable, and Holder may enforce any remedies available to Holder under any Credit Document. Holder may waive any default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent default, this right being a continuing one. Upon Default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the Default Rate, as defined in the Credit Agreement.

        All amounts received for payment of this Note shall be applied in accordance with the Credit Agreement.

        Borrower and all sureties, guarantors, endorsers and other parties to this Note hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law, except as set forth in the Credit Agreement. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship, if applicable.

        Borrower and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys’ fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby, to the extent permitted by the Credit Agreement.

        The validity and construction of this Note shall be determined according to the laws of Alabama applicable to contracts executed and performed within that state and applicable federal law. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

        Words used herein indicating gender or number shall be read as context may require.

        This Note amends and restates in its entirety the Revolving Credit Note dated October 17, 2001, in the face amount of $20,000,000.00 executed by PLC to the Payee herein (the “Original Note”). The Original Note shall be marked “Amended and restated in its entirety by Amended and Restated Revolving Credit Note dated as of July 30, 2004, in the face amount of $30,000,000.00", and the Original Note shall be held by the Agent until all the Obligations have been paid in full and the Payee has no further obligation to extend any credit to the Borrower. This Note shall not constitute a novation of the indebtedness evidenced by the Original Note or release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Original Note; (b) the liens, security interests, assignments and conveyances effected by the Credit Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Original Note, this Note or any of the other Credit Documents; or (d) any other security instrument now or hereafter held by the Lenders or the Agent as security for or as evidence of any of the indebtedness evidenced by the Original Note or this Note.

PROTECTIVE LIFE CORPORATION

By:__________________________________

Title:_________________________________

Taxpayer Identification Number: 95-2492236

PROTECTIVE LIFE INSURANCE COMPANY

By:____________________________________

Title:___________________________________

Taxpayer Identification Number: 63-0169720

AMENDED AND RESTATED
SWINGLINE NOTE

$10,000,000.00                                                                                                                              Birmingham, Alabama                                                                                                                                                                                                                             July 30, 2004

        FOR VALUE RECEIVED, PROTECTIVE LIFE CORPORATION, a Delaware corporation (“PLC”) and PROTECTIVE LIFE INSURANCE COMPANY, a Tennessee corporation (“PLICO”; PLC and PLICO are sometimes together referred to as “Borrower”), hereby promise to pay, subject to the limitations set forth in Section 2.19 of the Credit Agreement (as hereinafter defined) with respect to PLICO, to the order of AMSOUTH BANK, an Alabama banking corporation (“Payee”), the sum of Ten Million and No/100 Dollars ($10,000,000.00), or as much thereof as may be outstanding from time to time, together with interest thereon as provided in that certain Amended and Restated Credit Agreement of even date herewith executed by and among Borrower, Payee and the other several lenders from time to time party thereto and AmSouth Bank, as agent, as it may be amended or restated from time to time (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to those terms in the Credit Agreement.

        This Note evidences the “Swingline Loan,” as defined in the Credit Agreement. Reference is made to the Credit Agreement for the terms of payment of principal and interest hereunder, for a description of the rights of the “Agent” as defined in the Credit Agreement, to enforce this Note, and for additional provisions regarding additional payments, prepayment, draws and other terms and conditions applicable to the indebtedness evidenced by this Note. As provided in the Credit Agreement, (i) all remaining principal, interest and expenses outstanding hereunder or under the Credit Agreement shall become finally due on the Termination Date, (ii) the sum of the outstanding principal balance hereunder and under the Revolving Credit Loan may not exceed $200,000,000 in the aggregate at any time, and (iii) the obligations hereunder are to be allocated to Lenders Pro Rata upon an Event of Default.

        As provided in the Credit Agreement, interest hereunder shall be calculated based upon a 360-day year and actual days elapsed. As also provided further in the Credit Agreement, the interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to the Borrower, at the option of the holder of this Note.

        Subject to the provisions of the Credit Agreement, Borrower may borrow, repay and reborrow amounts hereunder from time to time, provided that Borrower is not in default hereunder or under the Credit Agreement (unless such default is waived) and provided that all conditions to Payee’s obligation to fund advances as set forth in the Credit Agreement are satisfied. Payee shall have no liability for its refusal to advance funds hereunder following a determination that any condition precedent to the making of an advance has not been satisfied.

        Payee’s records of the amounts advanced hereunder shall be conclusive proof thereof, absent manifest error.

        All amounts due under this Note are payable in lawful money of the United States of America, at the principal place of business of the Agent in Nashville, Tennessee, or at such other address as the Agent may direct.

        To the extent permitted by applicable law, Borrower shall pay to the holder hereof (“Holder”) a late charge equal to five percent (5%) of any payment which is past due for a period of twelve (12) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

        The occurrence of a Default under the Credit Agreement shall constitute a Default under this Note.

        Upon the occurrence of a Default, the Holder may, at its option and without notice (except as provided in the Credit Agreement), acting through the Agent as provided in the Credit Agreement, declare all Obligations to be presently due and payable, and Holder may enforce any remedies available to Holder under any Credit Document. Holder may waive any default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent default, this right being a continuing one. Upon Default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the Default Rate, as defined in the Credit Agreement.

        All amounts received for payment of this Note shall be applied in accordance with the Credit Agreement.

        Borrower and all sureties, guarantors, endorsers and other parties to this Note hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law, except as set forth in the Credit Agreement. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship, if applicable.

        Borrower and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys’ fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby, to the extent permitted by the Credit Agreement.

        The validity and construction of this Note shall be determined according to the laws of Alabama applicable to contracts executed and performed within that state and applicable federal law. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

        Words used herein indicating gender or number shall be read as context may require.

        This Note amends and restates in its entirety the Swingline Note dated October 17, 2001, in the face amount of $10,000,000.00 executed by PLC to the Payee herein (the “Original Note”). The Original Note shall be marked “Amended and restated in its entirety by Amended and Restated Swingline Note dated as of July 30, 2004, in the face amount of $10,000,000.00", and the Original Note shall be held by the Agent until all the Obligations have been paid in full and the Payee has no further obligation to extend any credit to the Borrower. This Note shall not constitute a novation of the indebtedness evidenced by the Original Note or release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Original Note; (b) the liens, security interests, assignments and conveyances effected by the Credit Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Original Note, this Note or any of the other Credit Documents; or (d) any other security instrument now or hereafter held by the Lenders or the Agent as security for or as evidence of any of the indebtedness evidenced by the Original Note or this Note.

PROTECTIVE LIFE CORPORATION

By:__________________________________

Title:_________________________________

Taxpayer Identification Number: 95-2492236

PROTECTIVE LIFE INSURANCE COMPANY

By:____________________________________

Title:___________________________________

Taxpayer Identification Number: 63-0169720

REVOLVING CREDIT NOTE

$20,000,000.00                                                                                                                              Birmingham, Alabama                                                                                                                                                                                                                             July 30, 2004

        FOR VALUE RECEIVED, PROTECTIVE LIFE CORPORATION, a Delaware corporation (“PLC”) and PROTECTIVE LIFE INSURANCE COMPANY, a Tennessee corporation (“PLICO”; PLC and PLICO are sometimes together referred to as “Borrower”), hereby promise to pay, subject to the limitations set forth in Section 2.19 of the Credit Agreement (as hereinafter defined) with respect to PLICO, to the order of MERRILL LYNCH BANK USA (“Payee”) the sum of Twenty Million and No/100 Dollars ($20,000,000.00), or as much thereof as may be outstanding from time to time, together with interest thereon as provided in that certain Amended and Restated Credit Agreement of even date herewith executed by and among Borrower, Payee and the several lenders from time to time party thereto and AmSouth Bank, as agent, as it may be amended or restated from time to time (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to those terms in the Credit Agreement.

        This Note evidences the “Revolving Credit Loans,” as defined in the Credit Agreement. Reference is made to the Credit Agreement for the terms of payment of principal and interest hereunder, for a description of the rights of the “Agent” as defined in the Credit Agreement, to enforce this Note, and for additional provisions regarding additional payments, prepayment, draws and other terms and conditions applicable to the indebtedness evidenced by this Note. As provided in the Credit Agreement, all remaining principal, interest and expenses outstanding hereunder or under the Credit Agreement shall become finally due on the Termination Date.

        As provided in the Credit Agreement, interest hereunder shall be calculated based upon a 360-day year and actual days elapsed. As also provided further in the Credit Agreement, the interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to the Borrower, at the option of the holder of this Note.

        Subject to the provisions of the Credit Agreement, Borrower may borrow, repay and reborrow amounts hereunder from time to time, provided that Borrower is not in default hereunder or under the Credit Agreement (unless such default is waived) and provided that all conditions to Payee’s obligation to fund advances as set forth in the Credit Agreement are satisfied. Payee shall have no liability for its refusal to advance funds hereunder following a determination that any condition precedent to the making of an advance has not been satisfied.

        Payee’s records of the amounts advanced hereunder shall be conclusive proof thereof, absent manifest error.

        All amounts due under this Note are payable in lawful money of the United States of America, at the principal place of business of the Agent in Nashville, Tennessee, or at such other address as the Agent may direct.

        To the extent permitted by applicable law, Borrower shall pay to the holder hereof (“Holder”) a late charge equal to five percent (5%) of any payment which is past due for a period of twelve (12) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

        The occurrence of a Default under the Credit Agreement shall constitute a Default under this Note.

        Upon the occurrence of a Default, the Holder may, at its option and without notice (except as provided in the Credit Agreement), acting through the Agent as provided in the Credit Agreement, declare all Obligations to be presently due and payable, and Holder may enforce any remedies available to Holder under any Credit Document. Holder may waive any default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent default, this right being a continuing one. Upon Default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the Default Rate, as defined in the Credit Agreement.

        All amounts received for payment of this Note shall be applied in accordance with the Credit Agreement.

        Borrower and all sureties, guarantors, endorsers and other parties to this Note hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law, except as set forth in the Credit Agreement. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship, if applicable.

        Borrower and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys’ fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby, to the extent permitted by the Credit Agreement.

        The validity and construction of this Note shall be determined according to the laws of Alabama applicable to contracts executed and performed within that state and applicable federal law. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

        Words used herein indicating gender or number shall be read as context may require.

PROTECTIVE LIFE CORPORATION

By:__________________________________

Title:_________________________________

Taxpayer Identification Number: 95-2492236

PROTECTIVE LIFE INSURANCE COMPANY

By:____________________________________

Title:___________________________________

Taxpayer Identification Number: 63-0169720